File No. 333-168186
                                                                     Rule 497(c)
                                                                     Rule 497(h)


PROSPECTUS

                               32,250,000 Shares

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND

                                 Common Shares
                                $20.00 per Share

                               ------------------

The Fund. First Trust High Income Long/Short Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

Investment Objectives. The Fund's primary investment objective is to provide current income. The Fund has a secondary objective of capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

Investment Strategy. The Fund will seek to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. The Fund's investments in below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "Risks-Credit and Below-Investment Grade Securities Risk."

As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that the Sub-Advisor (as defined below) believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index") (as described on page 1). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets (as defined on page 4). The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets.

No Prior History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.


The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "FSD."


Investment Advisor and Sub-Advisor. First Trust Advisors L.P. (the "Advisor") will be the Fund's investment advisor. MacKay Shields LLC ("MacKay" or "Sub-Advisor") will be the Fund's sub-advisor. See "Management of the Fund" in this prospectus and "Investment Advisor" and "Sub-Advisor" in the Fund's Statement of Additional Information (the "SAI").
                                        (continued on the following page)

Investing in the Fund's common shares involves certain risks that are described in the "Risks" section beginning on page 34 of this prospectus.

                               ------------------

                                              Per Share       Total (1)
Public offering price                          $20.00       $645,000,000
Sales load (2)                                  $0.90        $29,025,000
Estimated offering costs (3)                    $0.03           $967,500
Proceeds, after expenses, to the Fund          $19.07       $615,007,500

                                                (notes on following page)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about September 30, 2010.

                               ------------------

Wells Fargo Securities          BofA Merrill Lynch               Citi                        Morgan Stanley

Raymond James                 RBC Capital Markets          Oppenheimer & Co.         Stifel Nicolaus Weisel

J.J.B. Hilliard, W.L. Lyons, LLC           Janney Montgomery Scott            Ladenburg Thalmann & Co. Inc.

Maxim Group LLC                         Morgan Keegan & Company, Inc.                 Wunderlich Securities

                               ------------------

       The date of this prospectus is September 27, 2010.

(continued from previous page)

Leverage. Proceeds received from the Fund's sale of borrowed securities ("short sales") will generally be used to purchase all or a portion of the Fund's additional long positions in securities, which will result in a form of financial leverage. The Fund may also enter into various derivative transactions that may, in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares of beneficial interest ("Preferred Shares") or debt securities, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33-1/3% of the Fund's Managed Assets (as defined on page 4) at the time utilized. Through the use of leverage, the Fund will seek to obtain a higher return for the holders of common shares than if the Fund did not use leverage. The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the common shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Leverage Program," "Risks-Short Selling Risk," "Risks-Leverage Risk" and "Description of Shares."

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI, dated September 27, 2010, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 64 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891; by writing to the Fund at 120 East Liberty Drive, Wheaton, Illinois 60187; or from the Fund's website (http://www.ftportfolios.com). You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (http://www.sec.gov).

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)

(1) The Fund has granted the underwriters an option to purchase up to 4,820,000 additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $741,400,000, $33,363,000, $1,112,100 and
$706,924,900, respectively. See "Underwriting."

(2) The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay from their own assets a structuring fee to each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Raymond James & Associates, Inc. and a marketing and structuring fee to Morgan Stanley & Co. Incorporated. Each of the Advisor and the Sub-Advisor will be responsible for one-half of such additional compensation and fees. See "Underwriting."

(3) Total expenses of the offering of the common shares of the Fund paid by the Fund (other than sales load) are estimated to be $967,500, which represents 0.15% (or $0.03 per common share) of the Fund's aggregate offering price. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.15% (or $0.03 per common share) of the Fund's aggregate offering price.

                            TABLE OF CONTENTS

                                                                     Page
Prospectus Summary                                                     1
Summary of Fund Expenses                                              23
The Fund                                                              24
Use of Proceeds                                                       24
The Fund's Investments                                                24
Leverage Program                                                      32
Risks                                                                 34
Management of the Fund                                                47
Net Asset Value                                                       49
Distributions                                                         50
Dividend Reinvestment Plan                                            51
Description of Shares                                                 52
Certain Provisions in the Declaration of Trust and By-Laws            54
Structure of the Fund; Common Share Repurchases and Conversion
     to Open-End Fund                                                 55
Federal Tax Matters                                                   56
Underwriting                                                          59
Custodian, Administrator, Fund Accountant and Transfer Agent          63
Legal Opinions                                                        63
Table of Contents for the Statement of Additional Information         64


                               ------------------


You should rely only on the information contained in this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume the information in this prospectus is accurate only as of the date of this prospectus. The Fund's business, financial condition and prospects may have changed since that date.

                                    i


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                   This page intentionally left blank.

                           PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional
Information (the "SAI"), especially the information set forth in this prospectus under the heading "Risks."

The Fund First Trust High Income Long/Short Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."


The Offering                       The Fund is offering 32,250,000 common
                                   shares of beneficial interest ("Common
                                   Shares") at $20.00 per share through a group of underwriters led by Wells Fargo
                                   Securities, LLC, Merrill Lynch, Pierce,
                                   Fenner & Smith Incorporated, Citigroup
                                   Global Markets Inc. and Morgan Stanley & Co.
                                   Incorporated. You must purchase at least 100
                                   Common Shares in this offering. The Fund has given the underwriters an option to purchase up to 4,820,000 additional Common Shares to cover orders in excess of 32,250,000 Common
                                   Shares. The Advisor has to agreed to pay:
                                   (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.15% (or $0.03 per Common
                                   Share) of the Fund's aggregate offering
                                   price.


Investment Objectives
and Policies                       The Fund's primary investment objective is to
                                   provide current income. The Fund has a
                                   secondary objective of capital appreciation.
                                   There can be no assurance that the Fund's investment objectives will be achieved.

                                   The Fund will seek to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.


                                   As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that the High Yield Active Core investment team of the Sub-Advisor (the "investment team") believes offer the potential for attractive returns. For long positions, the investment team seeks to identify securities that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"). The Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and have a credit rating lower than "BBB-/Baa3," but are not in default. The Index contains all the securities that are included in the Bank of America Merrill Lynch U.S. High Yield Index, which is a broad-based index that tracks the performance of U.S. dollar-denominated below-investment grade debt issued in the U.S. domestic market. However, the Index is "constrained" in that the total allocation to an individual issuer does not exceed 2% of the Index. The inception date of the Index is December 31, 1996, and it contains 2,017 securities as of July 31, 2010.

                                   The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund will take short positions in securities, or invest in derivative instruments, that the Sub-Advisor believes in the aggregate will underperform the Index. These securities may consist of securities included in the Index or other securities, including U.S. Treasury securities or derivative instruments, that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets, although initially, the Fund anticipates short positions totaling approximately 20% of the Fund's Managed Assets. A "short sale" is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The proceeds received from the Fund's short sales of securities will generally be used to purchase all or a portion of the Fund's additional long positions in securities. The long and short positions held by the Fund may vary over time as market opportunities develop.


                                   In times of unusual or adverse market,
                                   economic, regulatory or political
                                   conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy. To secure the Fund's obligation to cover its short positions, the Fund must pledge collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund's custodian. The investment team will attempt to maintain long and short positions such that the Fund's net long securities exposure (i.e., percentage long securities positions minus percentage short securities positions) does not exceed 100% of its Managed Assets. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering.


                                   The Fund's principal investments include, but are not limited to, domestic corporate fixed-income securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States;
                                   non-dollar-denominated corporate debt
                                   securities; derivatives (including credit default swaps); and sovereign debt. Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 30% of the Fund's Managed Assets. The Fund's principal investment in derivative instruments will include investments in credit default swaps, structured notes, special purpose vehicles, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. An investment by the Fund in credit default swaps, structured notes and special purpose vehicles will allow the Fund to obtain economic exposure to certain credits without having a direct ownership in such credits. The Fund may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. As an example, the Fund may purchase or sell exchange traded U.S. Treasury futures to alter the Fund's overall duration as well as its exposure to various portions of the yield curve. In addition, the Fund may purchase "call" and "put" options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps in an attempt to minimize the Fund's exposure to interest rate movements. See "The Fund's Investments-Investment Practices-Strategic
                                   Transactions" and "Risks- Derivatives Risk."

                                   The Fund's investments may be denominated in U.S. dollars or in foreign currencies. In an attempt to minimize the impact of currency fluctuations, the Sub-Advisor may at times hedge certain or all of the Fund's investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include foreign currency forward contracts, currency exchange transactions of a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates and may be used for hedging or investment purposes. See "The Fund's Investments-Investment
                                   Practices- Strategic Transactions" and
                                   "Risks-Derivatives Risk."

                                   In pursuing the Fund's investment strategy, the investment team seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and their bond structure. The Fund's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the investment team deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that the investment team believes are not suitable for the Fund's long positions in securities. The investment team then seeks to identify issuers in the high-yield market with qualities such as relatively high creditworthiness, improving fundamentals, a positive outlook and good liquidity for the Fund's long positions in securities. In examining these issuers for potential long investment in securities, the investment team considers a variety of factors including, among others, quality of management and business plan, industry environment, competitive dynamics and cash flow.

                                   Under normal market conditions, the Fund will invest a majority of its assets in high-yield corporate fixed-income securities that are rated below-investment grade at the time of purchase. Below- investment grade fixed-income securities are rated below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings Ltd. ("Fitch"), below "Baa3" by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the investment team to be of comparable credit quality at the time of purchase. In the event that a security rated "B-/B3" or above receives different ratings from different NRSROs (such securities are commonly referred to as "split-rated securities"), the Fund will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

                                   The Fund will generally limit the investment of its Managed Assets in securities rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined by the investment team to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. The approximate aggregate weighting of the Index in securities rated below "B-/B3" has ranged from a minimum of approximately 6.3% of the Index at December 31, 1996 (inception), to a maximum of approximately 25.5% at July 31, 2009. As of July 31, 2010, the aggregate weighting of such securities was approximately 18.3%. By way of example, based on the aggregate weighting of such securities as of July 31, 2010, the Fund could invest up to 23.3% of its Managed Assets in securities rated below "B-/B3" (Index weighting plus 5%) if the Fund chose to maximize its investment in such securities. For purposes of this limitation, in the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

                                   The Fund may invest up to 5% of its Managed
                                   Assets in common stocks, including those of foreign issuers.

                                   The Fund may invest up to 20% of its Managed
                                   Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's ("SEC") standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Sub-Advisor to be illiquid are subject to the limitations set forth above.

                                   The Fund will not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.

                                   Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities.

                                   "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the
                                   Fund). For purposes of determining Managed
                                   Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

                                   The Fund's investment objectives and certain of the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Fund's board of trustees ("Board of Trustees") without shareholder approval provided that shareholders receive at least 60 days' prior notice of any such change adopted by the Board of Trustees. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" and "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

Investment Advisor
and Sub-Advisor                    First Trust Advisors L.P. will be the Fund's
                                   investment advisor and will be responsible for supervising the Sub- Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Advisor, in consultation with the Sub- Advisor, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. MacKay Shields LLC
                                   ("MacKay") will be the Sub-Advisor. The
                                   Sub-Advisor will be responsible for the
                                   day-to-day management of the Fund's
                                   portfolio.


                                   First Trust Advisors L.P., a registered
                                   investment advisor, is an Illinois limited partnership formed in 1991. It serves as investment advisor or portfolio supervisor to investment portfolios with approximately $32 billion in assets, which it managed or supervised as of August 31, 2010. See "Management of the Fund-Investment Advisor" in this prospectus and "Investment Advisor" in the SAI.

                                   MacKay, a registered investment advisor
                                   since 1969, is a Delaware limited liability company located at 9 West 57th Street, 33rd Floor, New York, New York 10019. As of August 31, 2010, MacKay had approximately $49.9 billion in assets under management. See "Management of the Fund-Sub-Advisor" in this prospectus and "Sub-Advisor" in the SAI.

Strategic Transactions             The Fund may, but is not required to, use
                                   various strategic transactions to seek to:
                                   (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management; (iii) mitigate other risks, including interest rate, currency and credit risks; and/or (iv) earn income. The
                                   Fund may purchase and sell derivative
                                   investments such as exchange-listed and
                                   over-the-counter put and call options on currencies, securities, equity, fixed-income, currency and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions and credit derivative instruments. The Fund also may purchase derivative instruments, such as structured notes and special purpose vehicles, that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions."
                                   The Fund generally seeks to use these
                                   instruments and transactions as a portfolio management or hedging technique to generate income, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may, but is not required to, engage in Strategic
                                   Transactions for hedging purposes up to the notional amount of 100% of the Fund's
                                   Managed Assets. See "Risks- Derivatives
                                   Risk."

Leverage Program                   Proceeds received from the Fund's short
                                   sales will generally be used to purchase all or a portion of the Fund's additional long positions in securities, which will result in a form of financial leverage. The Fund may also enter into various derivative transactions that may, in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue Preferred
                                   Shares or debt, borrow money, issue
                                   commercial paper or enter into similar
                                   transactions to add leverage to its
                                   portfolio, and will limit these forms of leverage, if used, to 33-1/3% of the Fund's
                                   Managed Assets at the time utilized. In
                                   addition, the Fund's use of leverage, either through traditional leverage programs or the Fund's short sales of securities, will not exceed 40% of the Fund's Managed Assets. By using leverage, the Fund would seek to obtain a higher return for Common
                                   Shareholders than if it did not use
                                   leverage.

                                   The use of leverage is a speculative
                                   technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of net asset value ("NAV") and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or may result in fluctuations in the dividends paid on the Common Shares. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Risks-Leverage Risks."

Distributions                      The Fund's present distribution policy, which
                                   may be changed at any time by the Board of Trustees, is to make a level dividend distribution each month to the Common
                                   Shareholders after payment of any interest on any outstanding borrowings or dividends on any outstanding Preferred Shares. The level dividend rate may be modified by the Board of Trustees from time to time. If, for all monthly distributions, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from the Fund's assets. In addition, the Fund intends to distribute any net long-term capital gains, if any, to Common
                                   Shareholders as long-term capital gain
                                   dividends at least annually. In general, the total distributions made in any taxable year
                                   (other than distributions of net capital gains) would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits.
                                   Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the Common
                                   Shareholder's adjusted tax basis in the
                                   shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have adverse consequences to the Fund and its Common Shareholders, as described under "Distributions."


                                   Subject to certain terms and conditions, the Fund is entitled to rely on an exemption granted to the Advisor by the SEC from
                                   Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the "Exemptive Relief"). The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of long-term capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). The level distribution policy described above would only permit distributions of long-term capital gains to occur on an annual basis. To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Board of Trustees of the Fund to approve the Fund's adoption of a distribution policy with respect to its Common Shares which calls for periodic distributions of an amount equal to a fixed percentage of the market price of the Fund's Common Shares at a particular point in time, or a fixed percentage of net asset value per Common Share at a particular point in time, or a fixed amount per Common Share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any Preferred Shares that may be issued by the Fund in accordance with such shares' terms. See "Distributions."


                                   The Fund's initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

                                   If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions" and "Leverage Program."

Custodian, Administrator,
Fund Accountant and
Transfer Agent                     The Fund has retained The Bank of New York
                                   Mellon as custodian and BNY Mellon
                                   Investment Servicing (US) Inc. as
                                   administrator, fund accountant and transfer agent for the Fund. The Advisor and the Board of Trustees will be responsible for overseeing the activities of the custodian, administrator, fund accountant and transfer agent. See "Custodian, Administrator, Fund
                                   Accountant and Transfer Agent."


Listing The Fund's Common Shares have been approved for listing on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "FSD."



Closed-End Structure               Closed-end funds differ from open-end
                                   management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds can generally stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                                   Shares of closed-end funds listed for
                                   trading on a securities exchange frequently trade at a discount from NAV. The market price of such shares may be affected by NAV, dividend or distribution levels and their stability (which in turn will be affected by levels of dividend or interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV.

                                   The Board of Trustees has reviewed the
                                   structure of the Fund in light of its
                                   investment objectives and policies and
                                   believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to its NAV, and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount to NAV. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV. Investors should assume that it is highly unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end management investment company. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund."

Federal Tax Matters                Distributions with respect to the Common
                                   Shares will constitute dividends to the
                                   extent of the Fund's current and accumulated earnings and profits, as calculated for U.S.
                                   federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long- term capital gains in the hands of Common Shareholders receiving such distributions. Distributions in excess of the Fund's current and accumulated earnings and profits would first be a tax-free return of capital to the extent of a Common
                                   Shareholder's adjusted tax basis in its
                                   Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Common
                                   Shares are held as capital assets). In
                                   addition, a significant portion of the
                                   distributions generally will not constitute
                                   "qualified dividend income" for federal
                                   income tax purposes and thus will not be eligible for the lower tax rates on qualified dividend income. See "Federal Tax
                                   Matters."

Special Risk
Considerations                     Risk is inherent in all investing. The
                                   following discussion summarizes the
                                   principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                                   No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

                                   Investment and Market Risk. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the high-yield corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                                   Management Risk. The Fund is subject to
                                   management risk because it is an actively managed portfolio. The Advisor and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


                                   In addition, the implementation of the
                                   Fund's investment strategy depends upon the continued contributions of certain key members of the investment team, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the investment team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

                                   On August 24, 2010, members of the Robert
                                   Donald Van Kampen family entered into a
                                   Stock Purchase Agreement to sell 100% of the common stock of The Charger Corporation, the general partner of the Advisor, to James A. Bowen, the President of the Advisor, who will hold the interest through a limited liability company of which he is the sole member. The transaction is scheduled to be completed by October 7, 2010, but in any event not later than October 15, 2010, and is subject to normal closing conditions. The transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. The consummation of the transaction may be deemed to be an "assignment" (as defined in the 1940 Act) of the Investment Management Agreement between the Fund and the Advisor and the Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor, which would result in the automatic termination of the agreements. The Board of Trustees of the Fund has approved a new ongoing investment management agreement with the Advisor and a new ongoing sub-advisory agreement with the Advisor and the Sub-Advisor with substantially identical terms to the Investment Management Agreement and Sub-Advisory Agreement. In addition, the new ongoing investment management agreement and sub-advisory agreement have also been approved by the Fund's sole shareholder. The new ongoing investment management agreement and sub-advisory agreement will take effect upon completion of the stock sale. Since the new ongoing investment management agreement and sub-advisory agreement have been approved by the Fund's initial sole shareholder, a meeting of the public shareholders will not be held to approve the agreements.


                                   Current Economic Conditions - Credit Crisis
                                   Liquidity and Volatility Risk. The markets for credit instruments, including high-yield corporate fixed-income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the high-yield corporate fixed-income securities market (the ability to buy and sell bonds readily) has been significantly reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including high-yield corporate fixed-income securities and asset-backed securities. In addition, during 2008, several major dealers of high-yield corporate fixed-income securities exited the market via acquisition or bankruptcy. These conditions resulted in, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Fund's Common Shares. These market conditions may make valuation of some of the Fund's high-yield corporate fixed-income securities and asset- backed securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.


                                   Because of the current conditions in the credit markets, issuers of fixed-income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of high-yield corporate fixed-income securities and asset-backed securities, to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis and/or increase the regulation of market participants. The impact of these measures is not yet known and cannot be predicted. The prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio and may limit the effectiveness of existing market models. Because the current market situation is widespread and unprecedented, it may be difficult to predict how long it may continue.

                                   Fixed-Income Securities Risk. The Fund will invest a majority of its Managed Assets in fixed-income securities. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed-income securities, including high-yield securities, are also subject to certain risks, including:


                                   o Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services.

                                   o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below- market yield, increase the security's duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long- term securities.

                                   o Prepayment Risk. During periods of
                                   declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayments in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.


                                   o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

                                   Credit and Below-Investment Grade Securities
                                   Risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Under normal market conditions, the Fund will invest a majority of its assets in high-yield corporate fixed-income securities that are rated below-investment grade at the time of purchase. Below-investment grade fixed-income securities are securities rated below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable credit quality at the time of purchase. In the event that a security rated "B-/B3" or above receives different ratings from different NRSROs (such securities are commonly referred to as "split-rated securities"), the Fund will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade securities are commonly referred to as high-yield securities or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

                                   Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund's Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisor or Sub-Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below-investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

                                   Adverse changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments for a high-yield issuer than they are for an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers.

                                   The secondary market for high-yield
                                   securities may not be as liquid as the
                                   secondary market for more highly rated
                                   securities, a factor which may have an
                                   adverse effect on the Fund's ability to
                                   dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

                                   Short Selling Risk. The Fund will use short sales for investment and risk management purposes, including when the Sub- Advisor anticipates that the market price of securities will decline or in the aggregate will underperform the Index. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

                                   Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

                                   The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expense the Fund pays in connection with the short sale.

                                   Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

                                   Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Sub-Advisor's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

                                   By investing the proceeds received from
                                   selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

                                   The SEC recently proposed certain
                                   restrictions on short sales. If the SEC's proposals are adopted, they could restrict the Fund's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

                                   Valuation Risk. Unlike publicly traded
                                   common stock that trades on national
                                   exchanges, there is no central place or
                                   exchange for fixed-income securities
                                   trading. Fixed-income securities generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed- income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed- income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund's books.

                                   Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P, Moody's and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.


                                   Non-U.S. Securities Risk. The Fund may
                                   invest a portion of its assets in
                                   securities of non-U.S. issuers (including issuers in emerging markets). Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include that: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non- U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.


                                   Emerging Markets Risk. The Fund may invest a portion of its assets in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more developed countries. Heightened risks of investing in emerging markets debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; restrictions preventing foreign investors from withdrawing their money at will; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks.

                                   Currency Risk. The value of securities
                                   denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain or all of the Fund's non-U.S. dollar- denominated securities may at times be hedged into U.S. dollars, hedging may not alleviate all currency risks. See "Risks-Derivatives Risk."

                                   Preferred Stock Risk. The Fund may invest in preferred stocks, which are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

                                   Credit Linked Notes Risk. The Fund may
                                   invest in credit linked notes, which are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as "reference securities." Through the purchase of a credit linked note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the credit risk of the issuer of the credit linked note in the full amount of the purchase price of the credit linked note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. Subject to the credit risk of the issuer, an investor in credit linked notes generally has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

                                   Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund is subject to the credit risk of the issuer and bears the risk that if the issuer of the credit linked notes defaults or becomes bankrupt, the Fund will lose the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

                                   The market for credit linked notes may be, or may suddenly become, illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

                                   Loan Participations and Assignments Risk.
                                   The Fund may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired.

                                   Leverage Risk. Proceeds from the Fund's
                                   short sales of securities will generally be used to purchase all or a portion of the Fund's long positions in securities, which will result in a form of financial leverage. The Fund may also enter into various derivative transactions that may, in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue Preferred Shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33-1/3% of the Fund's Managed Assets at the time utilized. In addition, the Fund's use of leverage, either through traditional leverage programs or the Fund's short sales of securities, will not exceed 40% of the Fund's Managed Assets.
                                   With respect to its short positions in
                                   securities and certain of its derivative positions, the Fund intends to maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33-1/3% of its Managed Assets. See "Leverage Program." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund's use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

                                   o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                                   o the risk that fluctuations in interest rates on borrowings and short- term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                                   o the effect of leverage in a declining
                                   market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                                   o when the Fund uses certain types of
                                   leverage, the investment advisory fee
                                   payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not use leverage.

                                   The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

                                   Derivatives Risk. Under normal market
                                   conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 30% of the Fund's Managed Assets. The Fund's Strategic Transactions have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain on the underlying assets in the Fund's portfolio; the loss of principal;
                                   the possible default of the other
                                   party to the transaction; and illiquidity of the derivative investments. Certain of the Strategic Transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the investment team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the investment team elects not to use Strategic Transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's Strategic Transactions are not otherwise available to the Fund for investment purposes.

                                   With respect to some of its derivative
                                   positions, if any, the Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness
                                   ("borrowings") for purposes of the
                                   requirements under the 1940 Act; and
                                   therefore, the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33-1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

                                   The Fund may also invest in structured
                                   notes. A structured note is a debt security whose interest payments are tied to the movement of an interest rate, stock, stock index, commodity, or currency. In addition to the derivatives risks set forth above, structured notes may be subject to additional risks such as opaque fees, poor liquidity, and a high degree of complexity. In addition, because of their uniqueness, each structured note may have additional specific risks that may not be immediately apparent.

                                   The Fund may also invest in special purpose vehicles ("SPVs"). SPVs are limited-purpose entities that are created solely for the purpose of holding assets. SPVs serve as a passthrough conduits in creating securities backed by mortgages, credit card and auto loans, leases, and other financial assets. Payment of interest and repayment of underlying securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. In addition, SPVs may be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement and prepayment risk.

                                   Congress has recently enacted the Restoring
                                   American Financial Stability Act of 2010
                                   (the "Financial Stability Act"). The
                                   Financial Stability Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation or policies may impact or restrict the Fund's ability to use certain Strategic Transactions.

                                   The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivative use by the Fund.

                                   Credit Default Swaps Risk. The Fund may
                                   engage in credit default swap transactions.
                                   The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap effectively creates leverage and subjects the Fund to the risks described under "Special Risk
                                   Considerations-Leverage Risk." The Fund
                                   currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage for purposes of the 1940 Act. Asset segregation affects the regulatory treatment but does not diminish the effective leverage in such instruments. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risk, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.


                                   U.S. Government Securities Risk. U.S.
                                   government securities generally do not
                                   involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from high-yield corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Securities issued or guaranteed by U.S. federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), Small Business Administration and Federal Housing Administration, are backed by the "full faith and credit" of the U.S. federal government and guaranteed against default. Securities issued by government sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation (Freddie
                                   Mac), the Federal National Mortgage
                                   Association (Fannie Mae) and the Federal
                                   Home Loan Banks, are solely the obligation of their issuer and generally do not carry any guarantee by the federal government. As such, securities issued by GSEs are subject to the credit and default risk of the issuer.


                                   Non-U.S. Government Debt Securities Risk.
                                   The Fund intends to invest in government debt securities. The ability of a non- U.S. government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies from which a government debtor may be receiving or seeking assistance.

                                   Distressed Securities Risk. The Fund will generally limit the investment of its Managed Assets in securities rated below "B- " by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. Such investment limitation may include distressed securities. Distressed securities include securities issued by companies in a bankruptcy reorganization proceeding or rated below "CCC" by S&P or Fitch, below "Caa" by Moody's, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor at the time of purchase. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

                                   Common Stock Risk. The Fund may hold common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies.

                                   REIT Risk. Real Estate Investment Trusts
                                   ("REITs") are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; extended vacancies; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, REITS are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

                                   Asset-Backed, Mortgage-Backed or
                                   Mortgage-Related Securities Risk. To the extent the Fund invests significantly in asset- backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed-income securities. Mortgage derivatives held by the Fund may have especially volatile prices and may have a disproportionate effect on the Fund's share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to losses in value resulting from increases in interest rates. In addition, mortgage- related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities. Payment of interest and repayment of principal on asset- backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset- backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

                                   The market for mortgage-backed and
                                   asset-backed securities has recently
                                   experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. These markets may not become more liquid or less volatile, and it is possible that the value of these securities could decline further.

                                   Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio. There is currently great uncertainty among policy makers and economists about whether the U.S. economy is facing a period of inflation or deflation, and the severity thereof.

                                   New Types of Securities Risk. From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this prospectus. The Fund reserves the right to invest in these securities if the Advisor or Sub- Advisor believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund's investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

                                   Counterparty and Prime Brokerage Risk.
                                   Changes in the credit quality of the
                                   companies that serve as the Fund's prime brokers or counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                                   Market Discount From Net Asset Value Risk.
                                   Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV per Common Share could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether or when the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

                                   Government Intervention in Financial Markets
                                   Risk. The recent instability in the
                                   financial markets has led the U.S.
                                   government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the nation's or the world's current economic difficulties.

                                   Issuers of corporate fixed-income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives.

                                   Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-Investment Practices- Portfolio
                                   Turnover" and "Federal Tax Matters."

                                   Market Disruption and Geopolitical Risk. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's Common Shares. High-yield securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

                                   Illiquid/Restricted Securities Risk. The
                                   Fund may invest up to 20% of its Managed
                                   Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Advisor's and the Sub-Advisor's judgment may each play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                                   Reverse Repurchase Agreements Risk. The
                                   Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

                                   Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights.

                                   Certain Affiliations. Until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                                   Anti-Takeover Provisions. The Fund's
                                   Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks-Anti-Takeover Provisions."

                                   Temporary Defensive Strategies Risk. When the Advisor or Sub-Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short- term investments rather than investing in high-yielding long-term securities. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

                                   Secondary Market for the Fund's Common
                                   Shares. The issuance of Common Shares
                                   through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                        SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to Common Shares. The "Other expenses" shown in the table are based on estimated amounts for the current fiscal year.

Shareholder Transaction Expenses
    Sales load paid by you (as a percentage of offering price)                            4.50%
    Offering expenses borne by the Fund (as a percentage of offering price)               0.15% (1) (2)
    Dividend reinvestment plan fees                                                       None (3)

                                                                               Percentage of Net Assets
                                                                            Attributable to Common Shares

Annual Expenses
    Management fees (4)                                                                    1.00%
    Other expenses:
    Interest expenses paid and loan fees on securities sold short (5)                      1.06%
    Remainder of other expenses                                                            0.23%
                                                                                          ------
         Total annual expenses                                                             2.29%
                                                                                          ======


(1) The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.15% (or $0.03 per Common Share) of the Fund's aggregate offering price. Assuming the Fund issues 32,250,000 Common Shares ($645,000,000), the Fund's offering costs are estimated to be $967,500. Of this amount, the Fund, and therefore Common Shareholders, will bear $967,500, or $0.03 per Common Share, and the Advisor will bear $0.

(2) The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay from their own assets a structuring fee to each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Raymond James & Associates, Inc. and a marketing and structuring fee to Morgan Stanley & Co. Incorporated. Each of the Advisor and the Sub-Advisor will be responsible for one-half of such additional compensation and fees. See "Underwriting."


(3) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders, to sell your Common Shares held in a dividend reinvestment account.

(4) Represents the aggregate fee payable to the Advisor (a portion of which is paid by the Advisor to the Sub-Advisor).

(5)   Represents costs associated with the Fund's short sales on securities.
      The percentage shown represents estimates for the Fund's initial year of operations, assuming that the Fund maintains short positions equal to 30% of its Managed Assets (i.e., based on the Fund's expected short exposure). When interest is paid on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that interest payment to the lender of the shorted security. Thus, the estimate for interest expenses paid (comprising 0.64% of the 1.06%) is also based on the coupon rate of the securities that would be sold short in a model portfolio developed by the Sub- Advisor as well as anticipated trading practices (which may involve avoiding interest expenses with respect to certain short sale transactions by closing out the position prior to the underlying issue's record date). In addition, the Fund will incur interest expense and fees in connection with the borrowing of securities in order to effect the short sale transactions (estimated at 0.42% of the 1.06%). The Fund's actual interest expenses paid and loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual interest paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time and from time to time.


The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" assume that the Fund issues approximately 32,250,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $1.50) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 2.29% of net assets attributable to Common Shares and (2) a 5% annual return*:

               1 Year    3 Years   5 Years  10 Years

                 $69      $115      $163      $297


* The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on June 18, 2010, as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 120 East Liberty Drive, Wheaton, Illinois 60187, and its telephone number is (630) 765-8000. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."


                             USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $615,007,500 ($706,924,900 if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.15% (or $0.03 per Common Share) of the Fund's aggregate offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within 30 to 45 days after the completion of the offering. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.


                         THE FUND'S INVESTMENTS

Investment Objectives and Policies

The Fund's primary investment objective is to provide current income. The Fund has a secondary objective of capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

The Fund's investment objectives and certain of the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any such change adopted by the Board of Trustees. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

Investment Philosophy and Process


The Fund will seek to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund's principal investments include, but are not limited to, domestic corporate fixed-income securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States; non-dollar-denominated corporate debt securities; derivatives (including credit default swaps); and sovereign debt. The Fund may use derivatives, such as forward currency exchange contracts and swaps (including credit default swaps), structured notes or special purpose vehicles, to establish long and short positions in securities without owning or taking physical custody of securities. In an attempt to minimize the impact of currency fluctuations, the Sub-Advisor may at times hedge certain or all of the Fund's investments denominated in foreign currencies into U.S. dollars.

The Fund will be managed by the Sub-Advisor's High Yield Active Core investment team (the "MacKay Shields High Yield Active Core investment team" or the "investment team"). The investment team believes that the best risk-adjusted returns and, ultimately, the best absolute returns are generated by a strategy of yield capture and error avoidance. This belief is based on the observation that bonds, even high-yield bonds, have a limited upside, but a 100% downside potential. This observation leads to the most fundamental element of its investment philosophy, which is that the high-yield market does not reward inappropriately high levels of risk. When this fact is considered in combination with the observation that over any given cycle total return is driven almost entirely by income, the logic of the investment team's approach becomes clear. It seeks to:


     o Capture the yield offered by the market by investing in stable, better quality credits;

     o Aggressively protect this yield through a variety of risk control measures;

     o Resist the temptation to augment returns by "stretching" for the yield offered by the market's riskiest credits; and

     o  Manage risk relative to the Fund's benchmark.

The MacKay Shields High Yield Active Core investment team's process seeks to identify and avoid those bonds that represent what it calls "outliers of uncompensated risk," and to focus on assembling a portfolio of bonds whose risk/reward profile is typical of the broad center of the market. Because all bonds have a capped upside and yet an unlimited downside, the investment team knows that over the cycle more of these "outlier," higher risk bonds will end up with negative returns than positive returns. If it can successfully identify and avoid those outlier bonds, it believes that over time it will outperform the market. Most often, this effort keys on security selection subject to top-down considerations which may influence sector concentrations.

The investment team's investment process uses both "bottom-up" security selection and "top-down" macroeconomic analysis. "Top-down" macroeconomic analysis provides a framework within which the individual bonds are viewed, and is particularly useful, for example, in identifying weak points in the economic cycle which make cyclical industries and weaker credits vulnerable. The macroeconomic insights are discussed at regular monthly meetings of the most senior members of the investment team.

Initial Screen


The investment team runs bonds through a 32-factor progression of both quantitative and qualitative characteristics, looking for gross indicators of inappropriate risk. The investment team believes that most risks are not hidden, but many cannot be quantified. While such risks may be acceptable in an equity portfolio, the investment team believes that the limited upside for a bond rarely provides sufficient compensation to a fixed-income investor. The judgment and experience of its portfolio analysts factors in heavily at this stage. In addition, the investment team applies proprietary tools to automate the screening process. Its systems download financial information about all the bonds in the Index, and quickly identify "outlier" bonds in various risk categories.


In all these cases it is not necessary to evaluate the risk that has been identified. There is no penalty for excluding a bond that actually turns out to be successful, because the investment team believes that most successful bonds are essentially fungible. The purpose of the screen is to exclude those issues that are more likely to turn up in the tails of the distribution-the bond it doesn't buy is much more important than the bond it does buy.

Payoff Matrix

The second and complementary step of the initial screen is the "payoff matrix." This looks at the risk/return profile that each of the bonds presents and considers a range of possible market scenarios. This serves two purposes. First, it seeks to highlight those cases where the current market price does not leave sufficient potential return to compensate for the risk of loss. Second, it seeks to identify those bonds within the capital structure that have the most attractive return profile across the scenarios considered.

Credit Analysis

The goal of credit analysis for the investment team is to eliminate uncompensated risk and to provide, in its opinion, the best of the high-yield market. Having screened out a large number of candidates on the basis of unacceptable risks, unquantifiable risks, or inadequate risk/return potential, the credit analysis of the investment team can be highly focused. In an attempt to identify companies in the high-yield market with relatively high credit-worthiness, improving fundamentals, positive outlook, good liquidity, etc., the investment team considers a variety of factors including, among others:

     o  Management and Business Plan;

     o  Industry Environment;

     o  Competitive Dynamics; and

     o  Cash Flow.

Even for the most transparent issuers and markets, some risks cannot be identified or quantified.

Relative Value Analysis

Following the fundamental credit analysis, the investment team undertakes scenario analysis to gauge the reaction of the portfolio under a range of changes in economic, credit, market, and interest rate conditions. The investment team also considers the possibility of positive or negative "event risk." This enables it to refine its understanding of the potential risk/return profile, and also to compare the relative attractiveness of different investment opportunities.

Portfolio Construction


Finally, the investment team focuses on the concept of a core or model portfolio: a collection of approximately 120 to 160 issues that the investment team believes represent its best ideas at any single time. Acceptance into the investment team's model portfolio is carefully controlled through a rigorous process of screening and analysis. The investment team does not attempt to screen all 2,000+ issues in the high-yield universe, the vast majority of which are included in the most widely used indices. The investment team uses its many years of credit experience together with industry and economic research to screen a universe of 250 to 350 issues that slowly changes as the market and economy change. The investment team anticipates that there would be approximately 125 to 200 issues in the Fund's portfolio at any given time. The Fund's portfolio is expected to differ from the model portfolio because of several factors, including its primary investment objective of income (rather than total return), investment in U.S. Treasury securities and shorter maturity high-yield securities that are not in the model, and different liquidity considerations than are in the model. It is generally anticipated that there will be a correlation of approximately 70% with the model portfolio.


As part of the investment team's process, the investment team continues to take into account differences in the competitive, legal and technical landscape, whether this is on a regional, national or international basis. Investing in high-yield not only broadens the investable universe, but also allows it additional arbitrage possibilities between bonds of the same company denominated in different currencies.

Sector Allocation

In constructing the model portfolio, the investment team is unconstrained by sector/industry minimums as it seeks the best opportunities to add value. Nevertheless, it does incorporate a top-down sector/industry bias in its security selection process. This view is influenced both by macroeconomic views and by bottom-up evaluation of the securities comprising the sector or industry.

Duration and Interest Structure Curve Positioning

The credit analysis process considers the duration and yield curve positioning of the Fund's portfolio. Duration is formally constrained to +/- 25% relative to the benchmark index. Consequently, duration management is not a large part of its process. Similarly, yield curve positioning is not a significant source of value. The investment team does not take large curve bets versus the Index, though it does tend to have a slight overweight in the short to intermediate part of the curve in an effort to control risk.

Sell Discipline

The investment team adheres to a strict "sell discipline." The investment team will typically sell a bond for one (or more) of the following four reasons:

     o  Credit deterioration;

     o  Repositioning caused by a change in its top-down outlook;

     o  Excessive downward price volatility; or

     o  Recognition of an alternative superior relative value opportunity.

Consistent with its philosophy of loss avoidance, credit deterioration is by far the most important of these sell disciplines. The investment team maintains a list of what it considers to be the Fund's riskiest portfolio holdings. While the investment team monitors all portfolio holdings and performs frequent credit analysis, these holdings are subject to special scrutiny. At the weekly credit meeting, the investment team reviews any price or informational development concerning these riskiest holdings. It reevaluates the credit at the first sign of disappointment and may choose to sell based on that assessment.

In general, the investment team overweights securities that it believes are underpriced and underweights or sells securities "short" that it believes are overpriced or will underperform. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer. In addition, the Sub-Advisor maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, the Fund's ability to sell short certain securities may be restricted.

Short sales are intended to allow the Fund to earn returns on securities that the investment team believes will underperform and also are intended to allow the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy.

To secure the Fund's obligation to cover its short positions, the Fund must pledge collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund's custodian, The Bank of New York Mellon, and is not held by the counterparty broker.

Portfolio Composition

The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

Fixed-Income Securities. Fixed-income securities are debt obligations issued by corporations. Fixed-income securities are generally used by corporations to borrow money from investors. Fixed-income securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a fixed-income security is unsecured, it is known as a debenture. Holders of fixed-income securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on fixed-income securities may be fixed or floating, or the securities may be zero coupon fixed-income securities which pay no interest. Interest on fixed-income securities is typically paid semi-annually and is fully taxable to the holder of the fixed-income securities. Fixed-income securities contain elements of both interest rate risk and credit risk. The market value of a fixed-income security generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace. Fixed-income securities usually yield more than government or agency bonds due to the presence of credit risk.

Below-Investment Grade Securities. Under normal market conditions, the Fund will invest a majority of its assets in high-yield corporate fixed-income securities that are rated below-investment grade at the time of purchase. The Fund will generally limit the investment of its Managed Assets in securities rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its Common
Shareholders.

Because the risk of default is higher for below-investment grade securities than investment grade securities, the investment team's research and credit analysis will be an especially important part of managing securities of this type. The investment team will attempt to identify those issuers of below-investment grade securities whose financial condition the investment team believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The investment team's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the issuer. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of an issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date, which, because they never mature, act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights, or their voting rights are limited to certain extraordinary transactions or events.

Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have characteristics similar to convertible securities.

Foreign Securities. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the U.S. (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

Certain of the Fund's investment in foreign fixed-income securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In an attempt to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.

Derivatives. The Fund may use a variety of derivative instruments for investment purposes or for hedging or risk management purposes. Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 30% of the Fund's Managed Assets. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indexes. As part of its investment strategies, the Fund may purchase and sell futures contracts, purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indexes and futures contracts, enter into the interest rate and currency transactions, purchase structured notes and special purpose vehicles and other similar transactions which may be developed in the future to the extent the investment team determines that they are consistent with the Fund's investment objectives and policies and applicable regulatory requirements. The Fund may sell certain fixed-income securities short, including, but not limited to, U.S. Treasuries, for investment and/or hedging purposes. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. The derivative transactions that the Fund may use are described below and in the SAI. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks-Derivatives Risk."

Credit Linked Notes. Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of a reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Credit Default Swaps. The Fund may engage in credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recovered nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value. As a seller, the Fund would receive a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered a borrowing under the 1940 Act. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Whether or not there is a segregation of assets, the sale of a credit default swap effectively creates leverage and subjects the Fund to risks such as those described under "Risks-Leverage Risk" and "Risks-Credit Default Swap Risk."

Government Debt Securities. The Fund intends to invest in government debt securities of U.S. and non-U.S. issuers, including those of emerging market issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by U.S., foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. Emerging market debt securities generally are rated in the lower rating categories by recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Some of these risks do not apply to issuers in larger, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations, such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Certificates of Deposit. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

Fixed Time Deposits. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Zero Coupon Securities and Payment-In-Kind Securities. The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Distressed Securities. The Fund will generally limit the investment of its Managed Assets in securities rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. Such investment limitation may include distressed securities. Distressed securities include securities issued by a company in a bankruptcy reorganization proceeding or rated below "CCC" by S&P or Fitch, below "Caa" by Moody's, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the investment team at the time of purchase. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the investment team believes they may provide the opportunity for enhanced income and, in some instances, capital appreciation.

Common Stock. The Fund may hold common stocks which result from a corporate restructuring or stock conversion. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

REITs. The Fund may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

Illiquid and Restricted Securities. The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options and other derivatives. In the absence of readily available market quotations, the Board of Trustees, a committee appointed by the Fund's Board of Trustees or a designee of the Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledge collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of the Fund.

Repurchase Agreements. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Other Securities. New financial products continue to be developed, and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents. The Advisor's or Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques-Portfolio Composition."

Investment Practices


Short Sales. The Fund will use short sales for investment and risk management purposes, including when the Sub-Advisor anticipates that the market price of securities will decline or in the aggregate will underperform the Index. These securities may consist of securities included in the Index or other securities, including U.S. Treasury securities, that the Sub- Advisor believes in the aggregate will underperform the Index. The Fund intends to take short positions in securities in an amount up to 30% of the Fund's Managed Assets, although initially, the Fund anticipates short positions totaling approximately 20% of the Fund's
Managed Assets. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.


Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security and dividends or interest that accrue on the securities during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium dividends, interest or expenses the Fund pays in connection with the short sale. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Sub-Advisor's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

Strategic Transactions. The Fund may, but is not required to, use various Strategic Transactions to seek to: (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management; (iii) mitigate other risks, including interest rate, currency and credit risks; and/or (iv) earn income. Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 30% of the Fund's Managed Assets. Strategic Transactions are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Sub-Advisor seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Sub-Advisor will engage in any of these practices or that these practices will achieve the desired result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, currencies, equity, fixed-income, currency and/or interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions, credit default swaps, structured notes, special purpose vehicles and other credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain.

Strategic Transactions have risks including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund which create the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Certain of the Strategic Transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Sub-Advisor elects not to use Strategic Transactions which result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks-Derivatives Risk" in this prospectus and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the investment team believes it to be necessary or appropriate. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Federal Tax Matters."

                            LEVERAGE PROGRAM

Proceeds from the Fund's short sales of securities will generally be used to purchase all or a portion of the Fund's long positions in securities, which will result of a form of financial leverage. The Fund may also enter into various derivative transactions that may, in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue Preferred Shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33-1/3% of the Fund's Managed Assets at the time utilized. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. In addition, the Fund's use of leverage, either through traditional leverage programs or the Fund's short sales of securities, will not exceed 40% of the Fund's Managed Assets. The leverage would generally have complete priority upon distribution of assets over Common Shares. The issuance of leverage would leverage the Common Shares. Although the timing of any leverage and the terms of the leverage (other than any short positions and derivative transactions) would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they would likely pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. Under current market conditions, it is unlikely that the Fund will issue Preferred Shares. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged.

Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Managed Assets, including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks-Leverage Risk."

The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. The Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33-1/3% of its Managed Assets.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

                                  RISKS

Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

No Operating History

The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Investment and Market Risk

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the high-yield corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


In addition, implementation of the Fund's investment strategy depends upon the continued contributions of certain key members of the investment team, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the investment team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

On August 24, 2010, members of the Robert Donald Van Kampen family entered into a Stock Purchase Agreement to sell 100% of the common stock of The Charger Corporation, the general partner of the Advisor, to James
A. Bowen, the President of the Advisor, who will hold the interest through a limited liability company of which he is the sole member. The transaction is scheduled to be completed by October 7, 2010, but in any event not later than October 15, 2010, and is subject to normal closing conditions. The transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. The consummation of the transaction may be deemed to be an "assignment" (as defined in the 1940
Act) of the Investment Management Agreement between the Fund and the Advisor and the Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor, which would result in the automatic termination of the agreements. The Board of Trustees of the Fund has approved a new ongoing investment management agreement with the Advisor and a new ongoing sub-advisory agreement with the Advisor and the Sub-Advisor with substantially identical terms to the Investment Management Agreement and Sub-Advisory Agreement. In addition, the new ongoing investment management agreement and sub-advisory agreement have also been approved by the Fund's sole shareholder. The new ongoing investment management agreement and sub-advisory agreement will take effect upon completion of the stock sale. Since the new ongoing investment management agreement and sub-advisory agreement have been approved by the Fund's initial sole shareholder, a meeting of the public shareholders will not be held to approve the agreements.


Current Economic Conditions - Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including high-yield corporate fixed-income securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the high-yield corporate fixed-income securities market (the ability to buy and sell bonds readily) has been significantly reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including high-yield corporate fixed-income securities and asset-backed securities. In addition, during 2008, several major dealers of high-yield corporate fixed-income securities exited the market via acquisition or bankruptcy. These conditions resulted in, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Fund's Common Shares. These market conditions may make valuation of some of the Fund's high-yield corporate fixed-income securities and asset-backed securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

Because of the current conditions in the credit markets, issuers of fixed-income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of high-yield corporate fixed-income securities and asset-backed securities to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. Extraordinary steps have been taken by the governments of several leading economic countries to combat the current economic crisis and/or increase regulation of market participants. The impact of these measures is not yet known and cannot be predicted. The prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio and may limit the effectiveness of existing market models. Because the current market situation is widespread and unprecedented, it may be difficult to predict how long it may continue.

Fixed-Income Securities Risk

The Fund will invest a majority of its Managed Assets in fixed-income securities. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed-income securities, including high-yield securities, are also subject to certain risks, including:

    o Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services.

    o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below- market yield, increase the security's duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long- term securities.

    o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

    o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

Credit and Below-Investment Grade Securities Risk

Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Under normal market conditions, the Fund will invest a majority of its assets in high-yield corporate fixed-income securities that are rated below-investment grade at the time of purchase. In the event that a security rated "B-/B3" or above receives different ratings from different NRSROs (such securities are commonly referred to as "split-rated securities"), the Fund will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade fixed-income securities are securities rated below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable credit quality at the time of purchase. Below-investment grade instruments are commonly referred to as high-yield securities or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund's Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisor or Sub-Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below-investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.


Adverse changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments for a high-yield issuer than they are for an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers.


The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

Short Selling Risk

The Fund will use short sales for investment and risk management purposes, including when the Sub-Advisor anticipates that the market price of securities will decline or in the aggregate will underperform the Index. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer.

Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Sub-Advisor's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.


By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.


The SEC recently proposed certain restrictions on short sales. If the SEC's proposals are adopted, they could restrict the Fund's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Valuation Risk

Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund's books.

Credit Rating Agency Risk

Credit ratings are determined by credit rating agencies such as S&P, Moody's and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

Non-U.S. Securities Risk

The Fund may invest a portion of its assets in securities of non-U.S. issuers (including issuers in emerging markets). Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S.
currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include that: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-
U.S. taxes may decrease the Fund's return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Emerging Markets Risk

The Fund may invest a portion of its assets in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more developed countries. Heightened risks of investing in emerging markets debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; restrictions preventing foreign investors from withdrawing their money at will; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks.

Currency Risk

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain or all of the Fund's non-U.S. dollar-denominated securities may at times be hedged into U.S. dollars, hedging may not alleviate all currency risks. See "Risks-Derivatives Risk."

Preferred Stock Risk


The Fund may invest in preferred stocks, which are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by an issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


Credit Linked Notes Risk


The Fund may invest in credit linked notes, which are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as "reference securities." Through the purchase of a credit linked note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the credit risk of the issuer of the credit linked note in the full amount of the purchase price of the credit linked note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. Subject to the credit risk of the issuer, an investor in credit linked notes generally has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.


Credit linked notes are subject to the credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund is subject to the credit risk of the issuer and bears the risk that if the issuer of the credit linked notes defaults or becomes bankrupt, the Fund will lose the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

The market for credit linked notes may be, or may suddenly become, illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

Loan Participations and Assignments Risk

The Fund may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation impaired.

Leverage Risk

Proceeds from the Fund's short sales of securities will generally be used to purchase all or a portion of the Fund's long positions in securities, which will result in a form of financial leverage. The Fund may also enter into various derivative transactions that may, in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue Preferred Shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33-1/3% of the Fund's Managed Assets at the time utilized. In addition, the Fund's use of leverage, either through traditional leverage programs or the Fund's short sales of securities, will not exceed 40% of the Fund's Managed Assets. With respect to its short positions in securities and certain of its derivative positions, the Fund intends to maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33-1/3% of its Managed Assets. See "Leverage Program." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.
The Fund's use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

    o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

    o the risk that fluctuations in interest rates on borrowings and short- term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

    o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

    o when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Derivatives Risk

Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 30% of the Fund's Managed Assets. The Fund's Strategic Transactions have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain on the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction, and illiquidity of the derivative investments. Certain of the Strategic Transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the investment team to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the investment team elects not to use Strategic Transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's Strategic Transactions are not otherwise available to the Fund for investment purposes. With respect to some of its derivative positions, if any, the Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33-1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging or investment purposes, the use of futures contracts and options on futures contracts might result in a lower overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Furthermore, the Fund's use of futures contracts and options on futures contracts involves costs and will be subject to the ability of the Sub-Advisor to correctly predict changes in interest rate relationships or other factors.

The Fund may purchase credit derivative instruments to hedge the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit default swap contracts where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. dollar-denominated securities of non-U.S. issuers. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for the purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the notional value of any swap transaction of which it is the seller. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling interest rate swaps or caps.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

The Fund may also invest in structured notes. A structured note is a debt security whose interest payments are tied to the movement of an interest rate, stock, stock index, commodity or currency (an "embedded index"). In addition to the derivatives risks set forth above, structured notes may be subject to additional risks such as opaque fees, poor liquidity, and a high degree of complexity. In addition, because of their uniqueness, each structured note may have additional specific risks that may not be immediately apparent.

The Fund may also invest in SPVs. SPVs are limited-purpose entities that are created solely for the purpose of holding assets. SPVs serve as a passthrough conduits in creating securities backed by mortgages, credit card and auto loans, leases, and other financial assets. Payment of interest and repayment of underlying securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. In addition, SPVs may be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement and prepayment risk.

Congress has recently enacted the Restoring American Financial Stability Act of 2010 (the "Financial Stability Act"). The Financial Stability Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation or policies may impact or restrict the Fund's ability to use certain Strategic Transactions.

The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivative use by the Fund.

Credit Default Swaps Risk

The Fund may engage in credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation through either physical settlement or cash settlement. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation through a cash payment in exchange for the asset or, alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The sale of a credit default swap effectively creates leverage and subjects the Fund to the risks described under "Risks-Leverage Risk." The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage for purposes of the 1940 Act. Asset segregation affects the regulatory treatment but does not diminish the effective leverage in such instruments. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risk, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

U.S. Government Securities Risk


U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from high-yield corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Securities issued or guaranteed by U.S. federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), Small Business Administration and Federal Housing Administration, are backed by the "full faith and credit" of the U.S. federal government and guaranteed against default. Securities issued by government sponsored enterprises ("GSEs"), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks, are solely the obligation of their issuer and generally do not carry any guarantee by the federal government. As such, securities issued by GSEs are subject to the credit and default risk of the issuer.


Non-U.S. Government Debt Securities Risk

The Fund intends to invest in government debt securities. The ability of a non-U.S. government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies from which a government debtor may be receiving or seeking assistance.

Distressed Securities Risk


The Fund will generally limit the investment of its Managed Assets in securities rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. For purposes of this limitation, in the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as "split-rated securities"). Such investment limitation may include distressed securities. Distressed securities include securities issued by companies in a bankruptcy reorganization proceeding or rated below "CCC" by S&P or Fitch, below "Caa" by Moody's, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor at the time of purchase. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.


Common Stock Risk

The Fund may hold common stocks. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change.

REIT Risk

REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; extended vacancies; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, REITS are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk

To the extent the Fund invests significantly in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed-income securities. Mortgage derivatives held by the Fund may have especially volatile prices and may have a disproportionate effect on the Fund's share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to losses in value resulting from increases in interest rates. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. These markets may not become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio. There is currently great uncertainty among policy makers and economists about whether the U.S. economy is facing a period of inflation or deflation, and the severity thereof.

New Types of Securities Risk

From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this prospectus. The Fund reserves the right to invest in these securities if the Advisor or Sub-Advisor believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund's investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Counterparty and Prime Brokerage Risk

Changes in the credit quality of the companies that serve as the Fund's prime brokers or counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Discount From Net Asset Value Risk


Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares.
Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors that may be beyond the control of the Fund, the Fund cannot predict whether or when the Common Shares will trade at, below or above
NAV or at, below or above the initial public offering price.


Government Intervention in Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the nation's or the world's current economic difficulties.

Issuers of corporate fixed-income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives.

Portfolio Turnover Risk

The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-Investment Practices-Portfolio Turnover" and "Federal Tax Matters."

Market Disruption and Geopolitical Risk

The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's Common Shares. High-yield securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

Illiquid/Restricted Securities Risk

The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Advisor's and the Sub-Advisor's judgment may each play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Reverse Repurchase Agreements Risk

The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.

Repurchase Agreements Risk

Subject to its investment objectives and policies, the Fund may invest in repurchase agreements for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights.

Certain Affiliations

Until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

Temporary Defensive Strategies Risk

When the Advisor or Sub-Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Secondary Market for the Fund's Common Shares

The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                         MANAGEMENT OF THE FUND

Trustees and Officers

General oversight of the duties performed by the Advisor and the Sub-Advisor is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Advisor


First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund and is responsible for selecting and supervising the Sub-Advisor. First Trust Advisors L.P. serves as investment advisor or portfolio supervisor to investment portfolios with approximately $32 billion in assets which it managed or supervised as of August 31, 2010.


First Trust Advisors L.P. is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.


First Trust Advisors L.P. is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). First Trust Advisors L.P. has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors L.P. is controlled by Grace Partners and The Charger Corporation. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a Stock Purchase Agreement to sell 100% of the common stock of The Charger Corporation to James A. Bowen, the President of the Advisor, who will hold the interest through a limited liability company of which he is the sole member. The transaction is scheduled to be completed by October 7,

2010, but in any event not later than October 15, 2010, and is subject to normal closing conditions. The transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. The consummation of the transaction may be deemed to be an "assignment" (as defined in the 1940 Act) of the Investment Management Agreement between the Fund and the Advisor and the Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor, which would result in the automatic termination of the agreements. The Board of Trustees of the Fund has approved a new ongoing investment management agreement with the Advisor and a new ongoing sub-advisory agreement with the Advisor and the Sub-Advisor with substantially identical terms to the Investment Management Agreement and Sub-Advisory Agreement. In addition, the new ongoing investment management agreement and sub-advisory agreement have also been approved by the Fund's sole shareholder. The new ongoing investment management agreement and sub-advisory agreement will take effect upon completion of the stock sale. Since the new ongoing investment management agreement and sub-advisory agreement have been approved by the Fund's initial sole shareholder, a meeting of the public shareholders will not be held to approve the agreements.


For additional information concerning First Trust Advisors L.P., including a description of the services provided, see the SAI under "Investment Advisor."

Sub-Advisor

MacKay Shields LLC, a registered investment advisor founded in 1938, is Sub-Advisor to the Fund. MacKay will, among other things, manage the investment and reinvestment of the Fund's assets, monitor the Fund's investments and comply with the stated investment objectives, policies and restrictions of the Fund.


MacKay, an indirect wholly-owned subsidiary of New York Life Insurance Company, is located at 9 West 57th Street, 33rd Floor, New York, New
York 10019. As of August 31, 2010, MacKay had approximately $49.9 billion in assets under management.


There is no one individual responsible for portfolio management decisions for the Fund. Investments are made under the direction of the MacKay Shields High Yield Active Core Investment Team, led by Dan Roberts. The senior members of the investment team have a combined average of approximately 26 years of investment experience and the investment team has been together for nearly 20 years.

Dan C. Roberts, PhD

Senior Managing Director, Chief Strategist - High Yield Active Core Team

Dan Roberts joined MacKay when the firm acquired the fixed-income division of Pareto Partners in October 2004. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto. Mr. Roberts assembled the U.S. fixed-income team while serving 10 years at UBS Asset Management, most recently as Managing Director and head of the fixed-income group. Prior to its acquisition by UBS, he was a Financial Economist for Chase Manhattan Bank, NA and later was head of Global Interest Rate and Currency Swaps Trading. In 1997, Mr. Roberts's fixed-income group was lifted out of UBS by Forstmann-Leff International and was subsequently purchased by Pareto Partners, effective February 2000. His regulatory and government experience included a two-year stint at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from the University of Iowa and has been in the investment management industry since 1977.

Louis N. Cohen, CFA

Managing Director, Director of Research - High Yield Active Core Team

Louis Cohen joined MacKay in October 2004 as Director of Research after MacKay acquired the fixed-income division of Pareto Partners. He joined Dan Roberts' fixed-income team at UBS in 1991 as a Core/Core Plus Portfolio Manager and was Co-Chairman of the Credit Committee while at UBS. Mr. Cohen's extensive credit experience began at Bankers Trust in 1978 where he was in the Commercial Banking Department. In 1981, he moved to specialize in fixed-income as a FI Credit Analyst at Kidder Peabody. He furthered his fixed-income credit experience as a fixed-income credit manager at several major Wall Street firms, namely, Shearson, Drexel Burnham Lambert and Paine Webber, prior to his move into portfolio management at UBS. Mr. Cohen received his BA and MBA from New York University, and is a past President of the Capital Markets Credit Analyst Society, and a member of the New York Society of Security Analysts, and has experience in the fixed-income markets since 1978.

Michael J. Kimble, CFA

Managing Director, Co-Head of High Yield Portfolio Management - High Yield Active Core Team

Michael Kimble joined MacKay in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay acquired the fixed-income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed-income credit analyst. In 1988, he moved to Home Insurance Company as a High Yield Bond Analyst and Portfolio Manager. Shortly thereafter, Mr. Kimble was recruited by Dan Roberts to join the UBS team in the same capacity. While at UBS, Mr. Kimble was Co-Chairman of the Credit Committee. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations.

Taylor Wagenseil

Managing Director, Co-Head of High Yield Portfolio Management - High Yield Active Core Team

Taylor Wagenseil became Director and Co-Head of High Yield portfolio management after MacKay acquired the fixed-income division of Pareto Partners, where he was Co-Head of High Yield Investments and an equity shareholder. He began his investment career with Citibank in 1979, specializing in troubled loan workouts and recoveries. In 1986, Mr. Wagenseil moved to Drexel Burnham Lambert as a Senior Vice President to head High Yield Commercial Paper Research. He remained at Drexel through the bankruptcy and then joined Bear Stearns as a Managing Director in the Financial Restructuring Group. Mr. Wagenseil was recruited to join UBS in 1993 as a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. Mr. Wagenseil's public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. He received a BA from Dartmouth College and an MBA (Finance) from the Harvard Business School and has experience in the high-yield market since 1979.

For additional information about MacKay, including a description of the services provided and additional information about the Fund's portfolio managers, including portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Sub-Advisor" in the SAI.

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 1.00% of Managed Assets.

For purposes of calculating the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

The Sub-Advisor receives a portfolio management fee at the annual rate of 0.50% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee. MacKay will, among other things, manage the investment and reinvestment of the Fund's assets, monitor the Fund's investments and comply with the stated investment objectives, policies and restrictions of the Fund.

A discussion regarding the basis for the approval of the Investment Management Agreement and the Sub-Advisory Agreement by the Board of Trustees will be available in the Fund's annual report to shareholders, for the period ending October 31, 2010.


The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.15% (or $0.03 per Common Share) of the Fund's aggregate offering price. The Advisor has agreed to pay the Sub-Advisor a lump sum rebate of up to 100% of any pre-paid underwriting and offering fees incurred by the Sub-Advisor if the Sub-Advisor is terminated or if the sub-advisory agreement with the Sub-Advisor is not renewed at any time prior to the fourth anniversary of the date the Fund is declared effective by the SEC, except if such termination or non-renewal is by reason of certain circumstances, including the Board of Trustees exercising its fiduciary responsibilities.



                             NET ASSET VALUE

The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The assets in the Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Sub-Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Fair Value. When applicable, fair value of securities of an issuer is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

     o  the fundamental business data relating to the issuer;

     o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

     o  the type, size and cost of the security;

     o  the financial statements of the issuer;

     o the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

     o  the information as to any transactions in or offers for the security;

     o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

     o  the coupon payments;

     o the quality, value and saleability of collateral, if any, securing the security;

     o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

     o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

     o  other relevant factors.

Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

                              DISTRIBUTIONS

The Fund's present distribution policy, which may be changed at any time by the Fund's Board of Trustees, is to make a level dividend distribution each month to Common Shareholders after any payment of interest on any outstanding borrowings or dividends on any outstanding Preferred Shares. The level dividend rate may be modified by the Board of Trustees from time to time. It is expected that the initial monthly dividend on the Fund's Common Shares will be paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. The Fund expects to distribute any long-term capital gains at least annually.


Subject to certain terms and conditions, the Fund is entitled to rely on an exemption granted to the Advisor by the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder. The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of long-term capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Board of Trustees of the Fund to approve the Fund's adoption of a distribution policy with respect to its Common Shares which calls for periodic distributions of an amount equal to a fixed percentage of the market price of the Fund's Common Shares at a particular point in time, or a fixed percentage of net asset value per

Common Share at a particular point in time, or a fixed amount per Common
Share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any Preferred Shares that may be issued by the Fund in accordance with such shares' terms.


The level distribution policies described in the first paragraph above would result in the payment of approximately the same amount or percentage to Common Shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue.

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAV. Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                       DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's dividend reinvestment plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (US) Inc., as dividend paying agent.

You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date;

(2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.


You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a book entry statement for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds minus brokerage commissions incurred by the Plan Agent in selling your shares.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions will not affect a Common Shareholder's tax liability on those dividends and distributions. See "Federal Tax Matters."

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

Neither the Fund nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                          DESCRIPTION OF SHARES

Common Shares

The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.


The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "FSD." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Advisor has agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.15% (or $0.03 per Common Share) of the Fund's aggregate offering price. See "Use of Proceeds."


Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Preferred Shares

The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.


The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Shares, representing up to 33-1/3% of the Fund's Managed Assets immediately after the leverage is issued. The Board of Trustees also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). However, under current conditions it is unlikely that the Fund will issue Preferred Shares. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.


Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to:
(i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940
Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

       CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

The number of trustees is currently five, but by action of two-thirds of the trustees, the number of trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize:
(1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by shareholders; or
(6) certain transactions in which a principal shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the

Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Board of Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Board of Trustees has a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Board of Trustees is required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Board of Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

             STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                     AND CONVERSION TO OPEN-END FUND

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV, and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to propose to shareholders that the Fund convert to an open-end investment company.

Repurchase of Common Shares and Tender Offers

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of

Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Advisor and the Sub-Advisor do not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

                           FEDERAL TAX MATTERS

This section summarizes certain federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. The Fund intends to elect and to qualify annually as a "regulated investment company" under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes.

Distributions. Fund distributions will constitute dividends to the extent of the Fund's current and accumulated earnings and profits. After the end of each year, you will receive a tax statement that separates your Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The Fund may make distributions in some years in excess of its earnings and profits. To the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the Common Shares and thus will generally not be currently taxable to you and will thereafter constitute a capital gain. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Common Shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. If you own Common Shares in your own name under the Plan, any distributions are automatically reinvested in additional Common Shares unless you opt-out of the Plan.

Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund (if any) from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell Shares. If you sell your Common Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital, as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired by you within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.


Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets); however, the 20% rate will be reduced to 18% and the 10% rate will be reduced to 8% for net capital gains from most property with a holding period of more than five years and, with respect to the change of the 20% rate, acquired after December 31, 2000.


Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the "Code"), treats certain capital gains as ordinary income in special situations.

A portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same new rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Foreign Tax Credit. If the Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In certain circumstances, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Impact of Short Sales. The Fund intends as part of its strategy to use short sales for investment and risk management purposes. Short sales by the Fund may affect the Fund's holding period in the Fund's investments that are related to the short sales. By affecting the holding period, the short sales may reduce the amounts of long-term capital gains, qualifying dividends and foreign tax credits that the investor is able to use in calculating the investor's income. This may result in a higher overall tax rate applicable to the income from the Fund. The short sales may, in certain circumstances, also result in deemed sales by the Fund, causing the Fund to have income without cash flow. To meet its qualification requirements as a regulated investment company, the recognition of income without cash flow may require the Fund to sell securities to generate cash flow to distribute to its investors.

Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Certain shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income
(including taxable income from the Fund), depending on their individual circumstances.

Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the discussion herein.

                              UNDERWRITING

Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of the final prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter's name.

                                                                         Number of
         Underwriter                                                   Common Shares

  Wells Fargo Securities, LLC ........................................    4,100,000
  Merrill Lynch, Pierce, Fenner & Smith
              Incorporated ...........................................    5,550,000
  Citigroup Global Markets Inc. ......................................    6,050,000
  Morgan Stanley & Co. Incorporated ..................................    6,050,000
  Raymond James & Associates, Inc. ...................................    2,250,000
  RBC Capital Markets Corporation ....................................    2,150,000
  Oppenheimer & Co. Inc. .............................................      850,000
  Stifel, Nicolaus & Company, Incorporated ...........................      950,000
  J.J.B. Hilliard, W.L. Lyons, LLC ...................................      575,000
  Janney Montgomery Scott LLC ........................................      700,000
  Ladenburg Thalmann & Co. Inc. ......................................      410,000
  Maxim Group LLC ....................................................      150,000
  Morgan Keegan & Company, Inc. ......................................      850,000
  Wunderlich Securities, Inc. ........................................      190,000
  BB&T Capital Markets, a division of Scott & Stringfellow, LLC ......      100,000
  Dominick & Dominick LLC ............................................      100,000
  Henley & Company LLC ...............................................      100,000
  Huntleigh Securities Corporation ...................................      100,000
  Paulson Investment Company, Inc. ...................................      100,000
  Southwest Securities, Inc. .........................................      100,000
  Wayne Hummer Investments L.L.C. ....................................      100,000
  Aegis Capital Corp. ................................................       50,000
  Andrew Garrett, Inc. ...............................................       50,000
  Brean Murray, Carret & Co., LLC ....................................       50,000
  Dawson James Securities, Inc. ......................................       50,000
  Feltl and Company ..................................................       50,000
  J. P. Turner & Company, L.L.C. .....................................       50,000
  Joseph Gunnar & Co. LLC ............................................       50,000
  Matrix Capital Group, Inc. .........................................       50,000
  Newbridge Securities Corporation ...................................       50,000
  Northland Capital Markets ..........................................       50,000
  Stockcross Financial Services, Inc. ................................       50,000
  D.A. Davidson & Co. ................................................       25,000
  David A. Noyes & Company ...........................................       25,000
  DINOSAUR SECURITIES ................................................       25,000
  Geoffrey Richards Security Corp. ...................................       25,000
  Howe Barnes Hoefer & Arnett, Inc. ..................................       25,000
  Muriel Siebert & Co., Inc. .........................................       25,000
  Revere Securities Corp .............................................       25,000
                                                                         ----------
           Total .....................................................   32,250,000
                                                                         ==========

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $0.60 per share. The sales load the investors in the Fund will pay of $0.90 per share is equal to 4.5% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before September 30, 2010.
The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation

The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay to each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc. from their own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares in the amount of $1,913,375, $1,539,650, $1,793,165, $1,793,165 and $632,500, respectively. If the over-allotment option is not exercised, the structuring fee paid to Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc. will not exceed 0.2966%, 0.2387%, 0.2780%, 0.2780% and 0.0981%, respectively, of the total public offering price.

Each of the Advisor and the Sub-Advisor will be responsible for one-half of such structuring fee, sales incentive fee or additional compensation.

In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the structuring fees will be earned by and paid to Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc. by the Advisor and the Sub-Advisor for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares, including without limitation, views from an investor market and distribution perspective on (i) investment policies to consider in light of today's market, (ii) the amount and nature of economic and/or financial leverage that could be accepted by the potential investor community, (iii) marketing issues with respect to investments in non-investment grade securities, (iv) marketing issues with respect to utilization of a long/short strategy and (v) the overall marketing and positioning for the Fund's initial public offering. These services provided by Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and Raymond James & Associates, Inc. to the Advisor and the Sub-Advisor are unrelated to the Advisor's and the Sub-Advisor's function of providing management and administrative services to the Fund.

The total amount of the underwriters' additional compensation payments by the Advisor and the Sub-Advisor described above will not exceed 4.5% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all structuring fee payments, if any, to the underwriters and other expenses, will be limited to not more than 5.70% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 4,820,000 additional common shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional common shares approximately proportionate to that underwriter's initial purchase commitment.

The Fund, the Advisor and the Sub-Advisor have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of Wells Fargo Securities, LLC, on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue and sell Common Shares pursuant to the Fund's Dividend Reinvestment Plan.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that Common Shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "FSD."

The following table shows the sales load that investors in the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional shares of Common Shares.

                                        No Exercise     Full Exercise

Per Common Share                              $0.90           $0.90
Total                                   $29,025,000     $33,363,000

The Fund, the Advisor and the Sub-Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wells Fargo Securities, LLC, on behalf of itself and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this prospectus in electronic format, the information on any such underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Advisor and Sub-Advisor and their affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Shares, the Advisor or an affiliate purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.

      CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an administration and accounting services agreement, BNY Mellon Investment Servicing (US) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay The Bank of New York Mellon and BNY Mellon Investment Servicing (US) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.1165% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                             LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Chapman and Cutler LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                        TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page

Use of Proceeds                                                           1

Investment Objectives                                                     1

Investment Restrictions                                                   4

Investment Policies and Techniques                                        6

Additional Information About the Fund's Investments and Investment Risks  8

Other Investment Policies and Techniques                                 15

Management of the Fund                                                   24

Investment Advisor                                                       34

Sub-Advisor                                                              36

Proxy Voting Policies and Procedures                                     41

Portfolio Transactions and Brokerage                                     41

Description of Shares                                                    43

Certain Provisions in the Declaration of Trust and By-Laws               45

Repurchase of Fund Shares; Conversion to Open-End Fund                   48

Federal Income Tax Matters                                               50

Performance Related and Comparative Information                          60

Independent Registered Public Accounting Firm                            62

Custodian, Administrator, Fund Accountant and Transfer Agent             63

Additional Information                                                   63

Report of Independent Registered Public Accounting Firm                  64

Statement of Assets and Liabilities                                      65

Appendix A-Ratings of Investments                                       A-1

Appendix B-MacKay Shields LLC Proxy Voting Policies and Procedures      B-1

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                                       65

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                                       66

                   This page intentionally left blank.

========================================================================
Until October 22, 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                             32,250,00 Shares

                 First Trust High Income Long/Short Fund

                              Common Shares
                            $20.00 per Share

                               -----------
                               PROSPECTUS
                               -----------

                         Wells Fargo Securities

                           BofA Merrill Lynch

                                  Citi

                             Morgan Stanley

                              Raymond James

                           RBC Capital Markets

                            Oppenheimer & Co.

                         Stifel Nicolaus Weisel

                    J.J.B. Hilliard, W.L. Lyons, LLC

                         Janney Montgomery Scott

                      Ladenburg Thalmann & Co. Inc.

                             Maxim Group LLC

                      Morgan Keegan & Company, Inc.

                          Wunderlich Securities


                            September 27, 2010
========================================================================

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                      STATEMENT OF ADDITIONAL INFORMATION

     First Trust High Income Long/Short Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the "Common Shares") is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated September 27, 2010 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

     This Statement of Additional Information is dated September 27, 2010.

                               TABLE OF CONTENTS

                                                                            Page

Use of Proceeds                                                              1

Investment Objectives                                                        1

Investment Restrictions                                                      4

Investment Policies and Techniques                                           6

Additional Information about the Fund's Investments and Investment Risks     8

Other Investment Policies and Techniques                                    15

Management of the Fund                                                      24

Investment Advisor                                                          34

Sub-Advisor                                                                 36

Proxy Voting Policies and Procedures                                        41

Portfolio Transactions and Brokerage                                        41

Description of Shares                                                       43

Certain Provisions in the Declaration of Trust and By-Laws                  45

Repurchase of Fund Shares; Conversion to Open-End Fund                      48

Federal Income Tax Matters                                                  50

Performance Related and Comparative Information                             60

Independent Registered Public Accounting Firm                               62

Custodian, Administrator, Fund Accountant and Transfer Agent                63

Additional Information                                                      63

Report of Independent Registered Public Accounting Firm                     64

Statement of Assets and Liabilities                                         65


Appendix A - Ratings of Investments                                        A-1
Appendix B - MacKay Shields LLC Proxy Voting Policies and Procedures       B-1

                                USE OF PROCEEDS


     The net proceeds of the offering of Common Shares of the Fund will be approximately $615,007,500 ($706,924,900 if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational expenses and offering costs. The Fund expects it will be able to invest substantially all of the net proceeds of the offering in securities and other instruments that meet the investment objectives and policies within 30 to 45 days after completion of the offering. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering. Pending such investment, it is anticipated that the net proceeds will be invested in cash or cash equivalents.


     First Trust Advisors L.P. ("First Trust Advisors" or "Advisor") has agreed to pay (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share of the Fund's offering price.



                             INVESTMENT OBJECTIVES

     Investment Objectives. The Fund's primary investment objective is to provide current income. The Fund has a secondary objective of capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

     The Fund will seek to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.


     As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that the High Yield Active Core investment team (the "investment team") of MacKay Shields LLC ("MacKay" or "Sub-Advisor") believes offer the potential for attractive returns. For long positions, the investment team seeks to identify securities that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"). The Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the Index have maturities of one year or more and a credit rating lower than "BBB-/Baa3," but are not in default. The Index contains all the securities that are included in the Bank of America Merrill Lynch U.S. High Yield Index, which is a broad-based index that tracks the performance of U.S. dollar-denominated below-investment grade debt issued in the U.S. domestic market. However, the Index is "constrained" in that the total allocation to an individual issuer does not exceed 2% of the Index. The inception date of the Index is December 31, 1996, and it contains 2,017 securities as of July 31 , 2010.

     The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund will take short positions in securities, or invest in derivative instruments, that the Sub-Advisor believes in the aggregate will underperform the Index. These securities may consist of securities included in the Index or other securities, including U.S. Treasury securities or derivative instruments, that the Sub-Advisor believes in the aggerate will underperform the Index. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets, although initially, the Fund anticipates short positions totaling approximately 20% of the Fund's Managed Assets. A "short sale" is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The proceeds received from the Fund's short sales of securities will generally be used to purchase all or a portion of the Fund's additional long positions in securities. The long and short positions held by the Fund may vary over time as market opportunities develop.


     In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, much longer. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy. The investment team will attempt to maintain long and short positions such that the Fund's net long securities exposure (i.e., percentage long securities positions minus percentage short securities positions) does not exceed 100% of its Managed Assets. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering.


      The Fund's principal investments include, but are not limited to, domestic corporate fixed-income securities; Yankee debt securities, which are dollar-denominated securities of foreign issuers that are traded in the United States; non-dollar-denominated corporate debt securities; derivatives (including credit default swaps); and sovereign debt. Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 30% of the Fund's Managed Assets. The Fund's principal investment in derivative instruments will include investments in credit default swaps, structured notes, special purpose vehicles, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. An investment by the Fund in credit default swaps, structured notes and special purpose vehicles will allow the Fund to obtain economic exposure to certain credits without having a direct ownership in such credits. The Fund may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. As an example, the Fund may purchase or sell exchange traded U.S. Treasury futures to alter the Fund's overall duration as well as its exposure to various portions of the yield curve. In addition, the Fund may purchase "call" and "put" options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps in an attempt to minimize the Fund's exposure to interest rate movements.


     The Fund's investments may be denominated in U.S. dollars or in foreign currencies. In an attempt to minimize the impact of currency fluctuations, the Sub-Advisor may at times hedge certain or all of the Fund's investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include, foreign currency forward contracts, currency exchange transactions of a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates and may be used for hedging or investment purposes.


     In pursuing the Fund's investment strategy, the investment team seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies and their bond structure. The Fund's underlying process for selecting securities is based on a quantitative and qualitative process that first screens securities for what the investment team deems to be indicators of inappropriate risk (such as financial and liquidity risk, political risk and other risks) and discards or shorts those securities that the investment team believes are not suitable for the Fund's long positions in securities. The investment team then seeks to identify issuers in the high-yield market with qualities such as relatively high creditworthiness, improving fundamentals, a positive outlook and good liquidity for the Fund's long positions in securities. In examining these issuers for potential long investment in securities, the investment team considers a variety of factors including, among others, quality of management and business plan, industry environment, competitive dynamics and cash flow.

     Under normal market conditions, the Fund will invest a majority of its assets in high-yield corporate fixed-income securities that are rated below-investment grade at the time of purchase. Below-investment grade fixed-income securities are rated below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings Ltd. ("Fitch"), below "Baa3" by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the investment team to be of comparable credit quality at the time of purchase. The approximate weighting of the Index in securities rated below "B-/B3" has ranged from a minimum of approximately 6.3% of the Index at December 31, 1996 (inception), to a maximum of approximately 25.5% at July 31, 2009. As of July 31, 2010, the aggregate weighting of such securities was approximately 18.3%. By way of example, based on the weighting of such securities as of July 31, 2010, the Fund could invest up to 23.3% of its Managed Assets in securities rated below "B-/B3" (Index weighting plus 5%) if the Fund chose to maximize its investment in such securities. For purposes of this limitation, in the event that a security rated "B-" or "B3" or above receives different ratings from different NRSROs (such securities are commonly referred to as "split-rated securities"), the Fund will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

     The Fund will generally limit the investment of its Managed Assets in securities rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined by the investment team to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the Index. The approximate aggregate weighting of the Index in securities rated below "B-/B3" has ranged from a minimum of approximately 6.3% of the Index at December 31, 1996 (inception), to a maximum of approximately 25.5% at July 31, 2009. As of July 31, 2010, the aggregate weighting of such securities was approximately 18.3%. By way of example, based on the aggregate weighting of such securities as of July 31, 2010, the Fund could invest up to 23.3% of its Managed Assets in securities rated below "B-/B3" (Index weighting plus 5%) if the Fund chose to maximize its investment in such securities. For purposes of this limitation, in the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

     The Fund may invest up to 5% of its Managed Assets in common stocks, including those of foreign issuers.

     The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Sub-Advisor to be illiquid are subject to the limitations set forth above.

     The Fund will not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.


      Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit-rating downgrades or market value fluctuations of the Fund's portfolio and other events.


     The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.

                            INVESTMENT RESTRICTIONS


     The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

     1. With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

     2.     Purchase  or  sell real estate or commodities except as permitted by
(i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     3. Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     4. Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     5. Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     6. Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     7. Purchase the securities of any issuer if, as a result of such purchase, the Fund's investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act, a "majority of the outstanding voting securities" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     In addition to the foregoing investment policies, the Fund is also subject to the following non-fundamental restriction and policy, which may be changed by the Board of Trustees. The Fund may not:

     Purchase securities of listed companies for the purpose of exercising control.

     The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

Portfolio Composition

     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, periods in which the proceeds from the issuance of Preferred Shares, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which the Advisor or the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

     Cash and cash equivalents are defined to include, without limitation, the following:

          1. Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

          3. Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and typically reflects current market interest rates. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

          5. The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

          6. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

          7. The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

Derivatives Risk

     The Fund may use various other investment management techniques that also involve certain risks and special considerations, including utilizing derivative instruments to generate income or for hedging and risk management purposes. Derivative instruments the Fund may use include interest rate options, futures, swaps, caps, floors, collars, structured notes, special purpose vehicles and other derivative transactions. These strategic transactions will be entered into to generate income or to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

     A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to generate income or to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates, currencies or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of derivative transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Advisor possesses the skills necessary for the successful utilization of derivative transactions. The Fund will incur brokerage and other costs in connection with its derivative transactions.

     The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

     In circumstances in which the Sub-Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

     The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the ability of the Sub-Advisor to predict correctly the direction and extent of movements in interest rates.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Although the Fund believes that the use of the derivative transactions described above will benefit the Fund, if the Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

     Because the Fund intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the net exposure under a derivative instrument or the notional value of a derivative instrument (depending on the applicable segregation requirements pursuant to interpretations of the SEC and SEC staff) or enter into offsetting positions in respect of derivative instruments, the Sub-Advisor and the Fund believe these hedging transactions do not constitute senior securities. Certain of the derivative instruments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the accrued excess will be segregated on the Fund's records. If the Fund enters into a swap on other than a net basis, the Fund intends to segregate assets on the Fund's records in the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or entities determined by the Sub-Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations, and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

     The Fund may also invest in structured notes. A structured note is a debt security, whose interest payments are tied to the movement of an interest rate, stock, stock index, commodity, or currency. In addition to the derivatives risks set forth above, structured notes may be subject to additional risks such as opaque fees, poor liquidity, and a high degree of complexity. In addition, because of their uniqueness, each structured note may have additional specific risks that may not be immediately apparent.

     The Fund may also invest in special purpose vehicles ("SPVs"). SPVs are limited-purpose entities that are created solely for the purpose of holding assets. SPVs serve as a passthrough conduits in creating securities backed by mortgages, credit card and auto loans, leases, and other financial assets. Payment of interest and repayment of underlying securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. In addition, SPVs may be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement and prepayment risk.

     Congress has recently passed the Restoring American Financial Stability Act of 2010 (the "Financial Stability Act"). The Financial Stability Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation may impact or restrict the Fund's ability to use certain Strategic Transactions.

     Credit Default Swap Transactions. The Fund may invest in credit default swap transactions, including credit linked notes (described below). The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the full notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on the Fund's records, the use of credit default swap transactions could then be considered a senior security. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical delivery settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

     The Fund also may purchase credit default swap contracts in an attempt to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph.
This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

          1. Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Sub-Advisor to predict correctly market movements or changes in the relationships of such instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

          2. Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

          3. Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

          4. Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

          5. Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

          6. Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants, including that a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Illiquid/Restricted Securities

     The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities. The Sub-Advisor, under the supervision of the Advisor and the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them, thereby resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

     Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Derivative Strategies


     General Description of Derivative Strategies. The Fund may use derivatives or other transactions to generate income, to hedge the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any Leverage (as defined herein) by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps, structured notes, special purpose vehicles or other credit derivative instruments.

     Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC"), various state regulatory authorities and, to the extent applicable, foreign regulations and regulatory bodies. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations.

     General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

     Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

     Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund's records in the amount prescribed. Securities segregated on the Fund's records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

     Options. The Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

     As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

     Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

     Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

     Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

     An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

     Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

     Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

     Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

     In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%-, 20%- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

     A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

     Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

     Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Leverage Program


     Although it has no current intention to do so, the Fund may, in some circumstances, seek to enhance the level of its current distributions through the use of financial leverage. The Fund may utilize financial leverage through borrowings and/or through the issuance of commercial paper, notes or Preferred Shares (collectively, "Leverage") in an aggregate amount up to 33-1/3% (or such other percentage as permitted by law) of the Fund's Managed Assets after such borrowings and/or issuance. Any use of Leverage by the Fund will, however, be consistent with the provisions of the 1940 Act. In addition, the Fund's use of financial leverage, either through traditional Leverage programs or the Fund's short sales of securities, will not exceed 40% of the Fund's Managed Assets. The Fund may borrow from banks and other financial institutions. Proceeds received from the Fund's short sales of securities will generally be used to purchase all or a portion of the Fund's additional long positions in securities, which will result in a form of financial leverage. With respect to its short positions in securities and certain of its derivative positions, the Fund intends to maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33-1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act.

     Any Leverage would have complete priority upon distribution of assets over Common Shares. The issuance of Leverage would leverage the Common Shares. Although the timing and other terms of the offering of Leverage (other than any short positions and derivative transactions) would be determined by the Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they may pay dividends based on fixed rates, floating or adjustable rates or auction rates. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage, after taking expenses into consideration, the Leverage will cause holders of the Common Shares ("Common Shareholders") to receive a higher rate of income than if the Fund were not leveraged.

     Leverage creates risk for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of Leverage, the Fund's return will be greater than if Leverage had not been used. Conversely, if the total return derived from securities purchased with proceeds received from the use of Leverage is less than the cost of Leverage, the Fund's return will be less than if Leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from Leverage at a higher rate of return than the costs of Leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Managed Assets, including proceeds from borrowings for Leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing Leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of Leverage creates risks and involves special considerations.


     The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In connection with this authorization, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

     The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Furthermore, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings as soon as practicable. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.


     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities and/or any Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act or the Fund's investment objectives and policies.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class.

The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two consecutive years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.


     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Restrictive Covenants and 1940 Act Restrictions

     With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change its Advisor, Sub-Advisor, investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; and (viii) create, incur, assume or permit to exist certain specific types of debt. In addition, the Credit Agreements may contain covenants relating to asset coverage and portfolio composition requirements. Covenants contained in the Credit Agreements may place additional restrictions on the Fund's ability to invest, which could impact Fund performance.

     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreements' covenants. In addition, the Credit Agreements may not permit the Fund to declare dividends or make other distributions or purchase or redeem Common Shares or Preferred Shares at any time that any event of default under the Credit Agreements has occurred and is continuing.

                             MANAGEMENT OF THE FUND

Trustees and Officers

     The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The Board of Trustees is divided into three classes: Class I, Class II and Class
III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                             Number of
                                                 Term of Office(2)                           Portfolios in    Other
                                                 and Year First                              Fund Complex     Directorships
Name, Address and Date     Position and Offices  Elected or        Principal Occupations     Overseen by      Held by
of Birth                   with Fund             Appointed         During Past 5 Years       Trustee          Trustee
________________________   ____________________  _______________   ____________________      ______________   ______________
Trustee who is an
Interested Person of the
Fund
________________________
James A. Bowen(1)           President,         o Class III (3)(4)  President, First Trust    64 Portfolios    Trustee of
120 East Liberty Drive,     Chairman of the    o 2010              Advisors L.P. and First                    Wheaton College
  Suite 400                 Board, Chief                           Trust Portfolios L.P.;
Wheaton, IL 60187           Executive Officer                      Chairman of the Board of
D.O.B.: 09/55               and Trustee                            Directors, BondWave LLC
                                                                   (Software Development
                                                                   Company/Investment
                                                                   Advisor) and Stonebridge
                                                                   Advisors LLC
                                                                   (Investment Advisor)
Trustees who are not
Interested Persons of the
Fund
________________________
Richard E. Erickson         Trustee            o Class II (3)(4)   Physician; President,     64 Portfolios    None
c/o First Trust Advisors                       o 2010              Wheaton Orthopedics; Co-
L.P.                                                               owner and Co-Director
120 East Liberty Drive,                                            (January 1996 to May
  Suite 400                                                        2007), Sports Med Center
Wheaton, IL 60187                                                  for Fitness; Limited
D.O.B.: 04/51                                                      Partner, Gundersen Real
                                                                   Estate Limited
                                                                   Partnership; Member,
                                                                   Sportsmed LLC

Thomas R. Kadlec            Trustee            o Class II (3)(4)   President (March 2010     64 Portfolios    Director of ADM
c/o First Trust Advisors                       o 2010              to Present), Senior                        Investor
L.P.                                                               Vice President and                         Services, Inc.
120 East Liberty Drive,                                            Chief Financial                            and ADM
  Suite 400                                                        Officer (May 2007                          Investor
Wheaton, IL 60187                                                  to March 2010),                            Services
D.O.B.: 11/57                                                      Vice President                             International
                                                                   and Chief Financial
                                                                   Officer (1990 to
                                                                   May 2007), ADM
                                                                   Investor Services, Inc.
                                                                   (Futures Commission
                                                                   Merchant)

Robert F. Keith             Trustee            o Class I (3)(4)    President (2003 to        64 Portfolios    None
c/o First Trust Advisors                       o 2010              Present), Hibs
L.P.                                                               Enterprises (Financial
120 East Liberty Drive,                                            and Management Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


                                      -25-


                                                                                             Number of
                                                 Term of Office(2)                           Portfolios in    Other
                                                 and Year First                              Fund Complex     Directorships
Name, Address and Date     Position and Offices  Elected or        Principal Occupations     Overseen by      Held by
of Birth                   with Fund             Appointed         During Past 5 Years       Trustee          Trustee
________________________   ____________________  _______________   ____________________      ______________   ______________

Niel B. Nielson             Trustee            o Class III (3)(4)  President (2002 to        64 Portfolios    Director of
c/o First Trust Advisors                       o 2010              Present), Covenant                         Covenant
L.P.                                                               College                                    Transport Inc.
120 East Liberty Drive,
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54


Officers of the Fund
_____________________
Mark R. Bradley             Treasurer,         o Indefinite term   Chief Financial Officer,  N/A              N/A
120 East Liberty Drive      Controller, Chief  o 2010              First Trust Advisors
  Suite 400                 Financial Officer                      L.P. and First Trust
Wheaton, IL 60187           and Chief                              Portfolios L.P.; Chief
D.O.B.: 11/57               Accounting Officer                     Financial Officer,
                                                                   BondWave LLC (Software
                                                                   Development
                                                                   Company/Investment
                                                                   Advisor) and Stonebridge
                                                                   Advisors LLC (Investment
                                                                   Advisor)

Erin E. Chapman             Assistant Secretary o Indefinite term  Assistant General         N/A              N/A
120 East Liberty Drive                          o 2010             Counsel (October 2007 to
  Suite 400                                                        Present), Associate
Wheaton, IL 60187                                                  Counsel (March 2006 to
D.O.B.: 08/76                                                      October 2007), First
                                                                   Trust Advisors L.P.;
                                                                   Associate Attorney
                                                                   (November 2003 to March
                                                                   2006) Doyle & Bolotin,
                                                                   Ltd.

James M. Dykas              Assistant Treasurer o Indefinite term  Senior Vice President     N/A              N/A
120 East Liberty Drive                          o 2010             (April 2007 to Present),
  Suite 400                                                        Vice President (January
Wheaton, IL 60187                                                  2005 to April 2007),
D.O.B.: 01/66                                                      First Trust Advisors
                                                                   L.P. and First Trust
                                                                   Portfolios L.P.

Christopher R. Fallow       Assistant Vice      o Indefinite       Assistant Vice President   N/A             N/A
120 East Liberty Drive      President             term             (August 2006 to
  Suite 400                                     o 2010             Present), Associate
Wheaton, IL 60187                                                  (January 2005 to August
D.O.B.: 04/79                                                      2006), First Trust
                                                                   Advisors L.P. and First
                                                                   Trust Portfolios L.P.;
                                                                   Municipal Bond Trader
                                                                   (July 2001 to January
                                                                   2005), BondWave LLC
                                                                   (Software Development
                                                                   Company/Investment
                                                                   Advisor)

W. Scott Jardine            Secretary and       o Indefinite       General Counsel, First   N/A              N/A
120 East Liberty Drive      Chief Compliance      term             Trust Advisors L.P.,
  Suite 400                 Officer             o 2010             First Trust Portfolios
Wheaton, IL 60187                                                  L.P. and BondWave LLC
D.O.B.: 05/60                                                     (Software Development
                                                                   Company/Investment
                                                                   Advisor); Secretary of
                                                                   Stonebridge Advisors LLC
                                                                   (Investment Advisor)


                                      -26-


                                                                                             Number of
                                                 Term of Office(2)                           Portfolios in    Other
                                                 and Year First                              Fund Complex     Directorships
Name, Address and Date     Position and Offices  Elected or        Principal Occupations     Overseen by      Held by
of Birth                   with Fund             Appointed         During Past 5 Years       Trustee          Trustee
________________________   ____________________  _______________   ____________________      ______________   ______________

Daniel J. Lindquist         Vice President      o Indefinite       Senior Vice President     N/A             N/A
120 East Liberty Drive                            term            (September 2005 to
  Suite 400                                     o 2010             Present), Vice President
Wheaton, IL 60187                                                  (April 2004 to September
D.O.B.: 02/70                                                      2005), First Trust
                                                                   Advisors L.P. and First
                                                                   Trust Portfolios L.P.



Coleen D. Lynch            Assistant Vice        o Indefinite      Assistant Vice President   N/A             N/A
120 East Liberty Drive     President               term            (January 2008 to
  Suite 400                                      o 2010            Present), First Trust
Wheaton, IL 60187                                                  Advisors L.P. and First
D.O.B.: 07/58                                                      Trust Portfolios L.P.;
                                                                   Vice President (May 1998
                                                                   to January 2008), Van
                                                                   Kampen Asset Management
                                                                   and Morgan Stanley
                                                                   Investment Management

Kristi A. Maher            Assistant             o Indefinite      Deputy General Counsel     N/A             N/A
120 East Liberty Drive     Secretary and           term            (May 2007 to Present),
  Suite 400                Deputy Chief          o 2010            Assistant General
Wheaton, IL 60187          Compliance Officer                      Counsel (March 2004 to
D.O.B.: 12/66                                                      May 2007), First Trust
                                                                   Advisors L.P. and First
                                                                   Trust Portfolios L.P.

____________________

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors, the investment advisor of the Fund.
(2)   Officer positions with the Fund have an indefinite term.
(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
      - Class I Trustee serves an initial term until the second annual shareholder meeting subsequent to his election called for the purpose of electing Trustees.
      - Class II Trustees serve an initial term until the third succeeding annual shareholder meeting called for the purpose of electing Trustees.
      - Class III Trustees serve an initial term until the first succeeding annual shareholder meeting called for the purpose of electing Trustees.
(4)   Each Trustee has served in such capacity since the Fund's inception.


UNITARY  BOARD  LEADERSHIP  STRUCTURE

     Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Defined Portfolio Fund, LLC, an open-end fund with eight portfolios advised by First Trust Advisors; First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial

Opportunities Fund and First Trust Active Dividend Income Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX Fund, exchange-traded funds with 43 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Fund (other than Christopher Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Fallow, Assistant Vice President of the Fund, serves in the same position for all of the closed-end funds in the First Trust Fund Complex.

     The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund's business.

     Annually, the Board of Trustees will review its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund's business. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Fund's Board of Trustees is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James
A. Bowen, serves as both the Chief Executive Officer for each First Trust Fund and the Chairman of each Board in the First Trust Fund Complex.

     In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent
Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term (through December 31, 2011) or until his successor is selected. Niel B. Nielson currently serves as the Lead Independent Trustee.

     The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

     The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

     The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson and Mr. Bowen are members of the Executive Committee.

     The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable First Trust Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

     The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee.

     The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee.

Risk  Oversight

     As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO") and Deputy Chief Compliance Officer. Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing agents and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

Board  Diversification  and  Trustee  Qualifications

     As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

     Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

     Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and since 2010) of the First Trust Funds.

     Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009) and currently serves as Chairman of the Audit Committee (since 2010) of the First Trust Funds.

     Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into

Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) of the First Trust Funds and currently serves as Chairman of the Nominating and Governance Committee (since 2010) of the First Trust Funds.

     Niel B. Nielson, Ph.D., has served as the President of Covenant College since 2002. Mr. Nielson formerly served as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and currently serves as Lead Independent Trustee (since 2010) of the First Trust Funds.

     James A. Bowen is President and Chief Executive Officer of the First Trust Funds and President of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served on the Board of Trustees for Wheaton College since October 2005. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception.

     As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, Trustees were elected for an initial term. The Class I Trustee will serve until the second succeeding annual meeting subsequent to his initial election; Class II Trustees will serve until the third succeeding annual meeting subsequent to their initial election; and Class III Trustees will serve until the first succeeding annual meeting subsequent to their initial election. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

     Each trust in the First Trust Fund Complex pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-advisor or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. In addition, for all the trusts in the First Trust Fund Complex, Mr. Nielson is paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Dr. Erickson is paid annual compensation of $2,500 to serve as chairman of the Valuation Committee and Mr. Keith is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. Each chairman and the Lead Independent Trustee will serve a two year term expiring December 31, 2011 before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The annual compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

     The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the Trustees and estimated total compensation to be paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who are "interested persons" as designated above serve without any compensation from the Fund.

                                                      Estimated Total
                                                      Compensation
                         Estimated Aggregate          from Fund and
Name of Trustee          Compensation from Fund (1)   Fund Complex(2)
_______________          __________________________   ________________
James A. Bowen              $     0                      $      0
Richard E. Erickson         $ 9,706                      $165,000
Thomas R. Kadlec            $ 9,853                      $167,500
Robert F. Keith             $ 9,706                      $165,000
Niel B. Nielson             $10,147                      $172,500

____________________

(1) The compensation estimated to be paid by the Fund to the Trustees for the first full fiscal year for services to the Fund.
(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Defined Portfolio Fund, LLC, an open-end fund (with eight portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX Fund, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund and the First Trust Active Dividend Income Fund.

     The Fund has no employees. Its officers are compensated by First Trust Advisors. The shareholders of the Fund will elect certain Trustees for a three-year term at the next annual meeting of shareholders.

     The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2009:

                                             Aggregate Dollar Range of
                                             Equity Securities in
                       Dollar Range of       All Registered Investment Companies
                       Equity Securities     Overseen by Trustee in
Trustee                in the Fund           First Trust Fund Complex
_______                _________________     ___________________________________

James A. Bowen          None                 $50,001 - $100,000
Richard E. Erickson     None                 Over $100,000
Thomas R. Kadlec        None                 Over $100,000
Robert F. Keith         None                 Over $100,000
Niel B. Nielson         None                 $50,001 - $100,000



     As of September 27, 2010, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

     As of August 20, 2010, First Trust Portfolios L.P. owned both beneficially and of record all of the Common Shares of the Fund. First Trust Portfolios L.P. is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.


                               INVESTMENT ADVISOR


     First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $32 billion in assets which it managed or supervised as of August 31, 2010. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

     First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van
Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a Stock Purchase Agreement to sell 100% of the common stock of The Charger Corporation, the general partner of the Advisor, to James A. Bowen, the President of the Advisor, who will hold the interest through a limited liability company of which he is the sole member. The transaction is scheduled to be completed by October 7, 2010, but in any event not later than October 15, 2010, and is subject to normal closing conditions. The transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. The consummation of the transaction may be deemed to be an "assignment" (as defined in the 1940 Act) of the Investment Management Agreement between the Fund and the Advisor and the Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor, which would result in the automatic termination of the agreements. The Board of Trustees of the Fund has approved a new ongoing investment management agreement with the Advisor and a new ongoing sub-advisory agreement with the Advisor and the Sub-Advisor with substantially identical terms to the Investment Management Agreement and Sub-Advisory Agreement. In addition, the new ongoing investment management agreement and sub-advisory agreement have also been approved by the Fund's sole shareholder. The new ongoing investment management agreement and sub-advisory agreement will take effect upon completion of the stock sale. Since the new ongoing investment management agreement and sub-advisory agreement have been approved by the Fund's initial sole shareholder, a meeting of the public shareholders will not be held to approve the agreements.


     First Trust Advisors is advisor or sub-advisor to 20 mutual funds, four exchange-traded funds consisting of 43 series and 14 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974, and to date, more than $130 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.


     First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First
Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund-Investment Management Agreement" in the Fund's Prospectus.


     In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     The Investment Management Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees' approval of the Investment Management and Sub-Advisory Agreements will be available in the Fund's annual report for the fiscal period ending October 31, 2010.

Code of Ethics

     The Fund, the Advisor and the Sub-Advisor have each adopted codes of ethics that comply with Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the applicable code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090. The codes of ethics are available on the EDGAR Database on the SEC's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference
Section,  100  F  Street,  N.E.,  Washington,  D.C.  20549-0102.

                                  SUB-ADVISOR

     MacKay Shields LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of New York Life Insurance Company, is Sub-Advisor to the Fund. MacKay will, among other things, manage the investment and reinvestment of the Fund's assets, monitor the Fund's investments and comply with the stated investment objectives, policies and restrictions of the Fund.


     MacKay is located at 9 West 57th Street, 33rd Floor, New York, New York 10019. As of August 31, 2010, MacKay had approximately $49.9 billion in assets under management.

     There is no one individual responsible for portfolio management decisions for the Fund. Investments are made under the direction of the MacKay Shields High Yield Active Core Investment Team, led by Dan Roberts. The senior members of the investment team have a combined average of approximately 26 years of investment experience and the investment team has been together for nearly 20 years.

DAN C. ROBERTS, PH.D. Senior Managing Director, Chief Strategist - High Yield Active Core Team

     Dan Roberts joined MacKay when the firm acquired the fixed-income division of Pareto Partners in October 2004. Mr. Roberts was Chief Investment Officer and an equity shareholder at Pareto. Mr. Roberts assembled the U.S. fixed-income team while serving 10 years at UBS Asset Management, most recently as Managing Director and head of the fixed-income group. Prior to its acquisition by UBS, he was a Financial Economist for Chase Manhattan Bank, NA and later was head of Global Interest Rate and Currency Swaps Trading. In 1997, Mr. Robert's fixed-income group was lifted out of UBS by Forstmann-Leff
International and was subsequently purchased by Pareto Partners, effective February 2000. His regulatory and government experience included a two-year stint at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from the University of Iowa and has been in the investment management industry since 1977.

LOUIS N. COHEN, CFA Managing Director, Director of Research - High Yield Active Core Team

     Louis Cohen joined MacKay in October 2004 as Director of Research after MacKay acquired the fixed-income division of Pareto Partners. He joined Dan Roberts' fixed-income team at UBS in 1991 as a Core/Core Plus Portfolio Manager and was Co-Chairman of the Credit Committee while at UBS. Mr. Cohen's extensive credit experience began at Bankers Trust in 1978 where he was in the Commercial Banking Department. In 1981, he moved to specialize in fixed-income as a FI Credit Analyst at Kidder Peabody. He furthered his fixed-income credit experience as a fixed-income credit manager at several major Wall Street firms, namely, Shearson, Drexel Burnham Lambert and Paine Webber, prior to his move into portfolio management at UBS. Mr. Cohen received his BA and MBA from New York University, and is a past President of the Capital Markets Credit Analyst Society, and a member of the New York Society of Security Analysts and has experience in the fixed-income markets since 1978.

MICHAEL J. KIMBLE, CFA Managing Director, Co-Head of High Yield Portfolio Management - High Yield Active Core Team

     Michael Kimble joined MacKay in October 2004 as Director and Co-Head of High Yield portfolio management when MacKay acquired the fixed-income active core division of Pareto Partners. Previously the Co-Head of Pareto Partners' High Yield Investments, Mr. Kimble began his investment career with positions at Citicorp and E.F. Hutton as a fixed-income credit analyst. In 1988, he moved to Home Insurance Company as a High Yield Bond Analyst and Portfolio Manager. Shortly thereafter, Mr. Kimble was recruited by Dan Roberts to join the UBS team in the same capacity. While at UBS, Mr. Kimble was Co-Chairman of the Credit Committee. He received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations.

TAYLOR WAGENSEIL Managing Director, Co-Head of High Yield Portfolio Management - High Yield Active Core Team

     Taylor Wagenseil became Director and Co-Head of High Yield portfolio management after MacKay acquired the fixed-income division of Pareto Partners, where he was Co-Head of High Yield Investments and an equity shareholder. He began his investment career with Citibank in 1979, specializing in troubled loan workouts and recoveries. In 1986, Mr. Wagenseil moved to Drexel Burnham Lambert as a Senior Vice President to head High Yield Commercial Paper Research. He remained at Drexel through the bankruptcy and then joined Bear Stearns as a Managing Director in the Financial Restructuring Group. Mr. Wagenseil was recruited to join UBS in 1993 as a Senior Portfolio Manager for High Yield and High Yield Arbitrage Portfolios. Mr. Wagenseil's public service and military experience includes the U.S. Navy (Lieutenant) during the Vietnam War and five years as the Commissioner, Department of Elderly Affairs for the City of Boston. He received a BA from Dartmouth College and a MBA (Finance) from the Harvard Business School and has experience in the high-yield market since 1979.

     The portfolio managers also have responsibility for the day-to-day management and supervision of accounts other than the Fund, including separate accounts. The advisory fees received by the Sub-Advisor in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.

____________________________________________________________________________________________________________

                   Number of Other Accounts Managed or Supervised and Assets
                   by Account Type as of December 31, 2009
____________________________________________________________________________________________________________
                          Registered Investment
                          Companies                     Other Pooled
Portfolio Manager         (other than the Fund)         Investment Vehicles           Other Accounts
____________________________________________________________________________________________________________
                           Number:  6                   Number:  9                    Number:  28
Dan Roberts                Assets:  $647.45 million     Assets:  $1.49 billion        Assets:  $5.27 billion
____________________________________________________________________________________________________________
                           Number:  6                   Number:  9                    Number:  28
Louis Cohen                Assets:  $647.45 million     Assets:  $1.49 billion        Assets:  $5.27 billion
____________________________________________________________________________________________________________
                           Number:  6                   Number:  9                    Number:  28
Michael Kimble             Assets:  $647.45 million     Assets:  $1.49 billion        Assets:  $5.27 billion
____________________________________________________________________________________________________________
                           Number:  6                   Number:  9                    Number:  28
Taylor Wagensil            Assets:  $647.45 million     Assets:  $1.49 billion        Assets:  $5.27 billion
____________________________________________________________________________________________________________

     As shown in the table above, certain portfolio managers may manage other accounts. Fees earned by the Sub-Advisor may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Fund. However, the Sub-Advisor believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Sub-Advisor has adopted trade allocation procedures requiring that all clients will be treated fairly and equitably and no one client will receive over time preferential treatment over another.

     Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Sub-Advisor or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from association with the Sub-Advisor outweigh any disadvantages that may arise from exposure to simultaneous transactions.

     As of July 31, 2010, MacKay establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Every MacKay employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining the portfolio managers' compensation with respect to the Fund and the other accounts they manage.

     Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all MacKay employees.

     MacKay has historically offered a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate, and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation by senior professionals in the current Phantom Stock Plan is contingent upon the execution of an Executive Employment Agreement.

     At September 27, 2010, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act")) any shares of the Fund. After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.

     The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments and reinvestments of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-Laws, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

     Pursuant to the Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Fund, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees, as set forth in the Fund's Prospectus. The Sub-Advisor will pay a portion of the sub-advisory fee to its affiliate, New York Life Investment Management LLC. The Sub-Advisor has agreed to reimburse the Advisor for one-half of the additional compensation and other fees payable by the Advisor as described in the Fund's Prospectus under "Underwriting." The Advisor has agreed to pay the Sub-Advisor a lump sum rebate of up to 100% of any pre-paid underwriting and offering fees incurred by the Sub-Advisor if the Sub-Advisor is terminated or if the Sub-Advisory Agreement is not renewed at any time prior to the fourth anniversary of the date the Fund is declared effective by the SEC, except if such termination or non-renewal is by reason of certain circumstances, including the Board of Trustees exercising its fiduciary responsibilities.

     The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors or the Sub-Advisor or by action of the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

     All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the

Board of Trustees of the Fund, including a majority of the Independent Trustees of the Fund, and the sole shareholder of the Fund.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

     The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Sub-Advisor. The Proxy Voting Guidelines of the Sub-Advisor are set forth in Appendix B to this Statement of Additional Information.

     Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the SEC's website at http://www.sec.gov.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (i) determine each client's trading requirements; (ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client confidentiality and proprietary information inherent in the decision to trade; and (v) review the results on a periodic basis.

     In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

     When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

     The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

     Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

     Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

     The Sub-Advisor may also consider the following when deciding on allocations: (i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

Common Shares

     The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration of Trust initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.


     The Fund's Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "FSD." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


     Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following this offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

Preferred Share Authorization

     Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without prior approval of the Common Shareholders, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Trustees.

Borrowings

     The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. The Fund may borrow from banks and other financial institutions.

     Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by the guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities and/or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

     Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings as soon as practicable. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     The discussion above describes the Fund's Board of Trustees' present intention with respect to Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

     Under Massachusetts law, shareholders in certain circumstances could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration of Trust further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Fund or its shareholders for any act, omission, or obligation of the Fund. A present or former Trustee, officer or employee of the Fund is not liable to the Fund or its shareholders for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else and is not liable for errors of judgment or mistakes of fact or law.

     The Declaration of Trust requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

     The Declaration of Trust also clarifies that any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

     The Declaration of Trust requires a shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration of Trust gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Trustees may amend the Declaration of Trust in any respect without shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, Trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.


     The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the Trustees, the Board may from time to time be increased or decreased. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees to the extent permitted by the 1940 Act. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may be amended only by vote of two-thirds of the Trustees then in office.

     Generally, the Declaration of Trust requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (i) a conversion of the Fund from a closed-end to an open-end investment company; (ii) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (iii) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (iv) in certain circumstances, a termination of the Fund; (v) removal of Trustees by shareholders; or (vi) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items
(i), (ii) and (iii) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (i) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Furthermore, in the case of items (ii) or (iii) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of Section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class, provided that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

     As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if two-thirds of the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

     The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

     The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

     Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor and any corporate finance services and consulting agent that the Advisor may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions among other things. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (iii) there is, in the Board of Trustees' judgment, any
(a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by a Majority Shareholder Vote, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

     The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                           FEDERAL INCOME TAX MATTERS


     This section summarizes certain U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Common Shareholders.

     To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships, and (c) not more than 25% of the value of its total assets is invested in certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its Common Shareholders. The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the 4% excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to Common Shareholders as dividend income, which, in general and subject to limitations under the Code, under current law will constitute qualified dividend income in the case of individual shareholders in taxable years beginning on or before December 31, 2010, and would be eligible for the corporate dividends received deduction. Before qualifying as a regulated investment company again, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges).

Distributions

     Distributions paid out of the Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a Common Shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Common Shares. However, if the Fund holds certain equity securities, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period and other requirements are satisfied by both the Fund and the shareholder and provided the dividends are attributable to "qualified dividends" received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. Dividends received by the Fund from real estate investment trusts and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011.

     Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a Common Shareholder as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Fund. Common Shareholders receiving distributions in the form of additional Common Shares, rather than cash, generally will have a cost basis in each such share equal to the value of a Common Share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder's tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder's basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

     Under the Fund's dividend reinvestment plan (the "Plan"), if a Common Shareholder owns Common Shares in his or her own name, the Common Shareholder will have all dividends (including any capital gain dividends) automatically reinvested in additional Common Shares unless the Common Shareholder opts out of the Plan by delivering a written notice to the Paying Agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan" in the prospectus. If a Common Shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distributions in Common Shares acquired on behalf of the Common Shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the Common Shareholder had elected to receive cash. If a Common Shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued Common Shares of the Fund, the Common Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the Common Shares the Common Shareholder receives. The Common Shareholder will have an adjusted basis in additional Common Shares purchased through the Plan equal to the amount of the taxable distribution. The additional Common Shares will have a new holding period commencing on the day following the day on which the Common Shares are credited to the Common Shareholder's account.

     A Common Shareholder may elect not to have all dividends automatically reinvested in additional Common Shares pursuant to the Plan. If a Common Shareholder elects not to participate in the Plan, such Common Shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a Common Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares of the Fund.

     Common Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the value of those shares.

     Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Multiple Classes of Shares

     The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both Common Shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of Common Shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

Dividends Received Deduction

     A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

Sale or Exchange of Common Shares of the Fund

     Upon the sale or other disposition of Common Shares of the Fund, which a Common Shareholder holds as a capital asset, a Common Shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the Common Shareholder's holding period for the Common Shares. Generally, a Common Shareholder's gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year.

     Any loss realized on a sale or exchange will be disallowed to the extent that Common Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Common Shares or to the extent that the Common Shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In this case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Common Shareholder on a disposition of Common Shares of the Fund held by the Common Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the Common Shareholder with respect to the Common Shares.

Nature of the Fund's Investments

     Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the regulated investment company rules. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

     Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

     Investing in Below Investment Grade Securities. The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     Foreign Currency Transactions. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to Common Shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its Common Shareholders in future years.

     Investments in Non-U.S. Securities. The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its Common Shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that Common Shareholders will not be entitled to any deduction or credit for such taxes on their own tax returns.

     Impact of Short Sales. The Fund intends as part of its strategy to use short sales for investment and risk management purposes. Short sales by the Fund may affect the Fund's holding period in the Fund's investments that are related to the short sales. By affecting the holding period, the short sales may reduce the amounts of long-term capital gains, qualifying dividends and foreign tax credits that the investor is able to use in calculating the investor's income. This may result in a higher overall tax rate applicable to the income from the Fund. The short sales may, in certain circumstances, also result in deemed sales by the Fund causing the Fund to have income without cash flow. To meet its qualification requirements as a regulated investment company the recognition of income without cash flow may require the Fund to sell securities to generate cash flow to distribute to its investors.

     Interests in REMICs. If the Fund holds a residual interest in a real estate mortgage investment conduit ("REMIC"), some distributions from the Fund may be considered excess inclusion income when received by Common Shareholders of the

Fund which will be subject to U.S. federal income tax in all events. Further, in some circumstances, the Fund may be required to pay a tax on the amount of excess inclusions allocable to Common Shareholders of the Fund that are considered disqualified organizations. In addition, the withholding tax provisions will be applied to the excess inclusion portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate.

     Original Issue Discount And Market Discount. The Fund may invest in instruments with original issue discount or market discount. In the case of original issue discount instruments, the Fund will be required to accrue taxable income without necessarily receiving payments on the instruments, and the amount of original issue discount will be included in determining the amount of income that the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and the nondeductible 4% excise tax. In regard to instruments with market discount, the Fund may make an election to accrue the market discount over the term of the instrument. If the Fund holds original issue discount instruments or the Fund makes the election to accrue market discount, the Fund may be required to distribute income in excess of the cash it has received. If the Fund does not make the election to accrue market discount on a current basis, Common Shareholders who redeem their Common Shares prior to the time the market discount instruments are sold or mature may receive the economic benefit of such instruments accrual of market discount, but the Common Shareholders who redeem or sell their Common Shares after the time the market discounts instruments are sold or mature may bear the economic burden of the taxes on such market discount.

     Investment in Securities of Uncertain Tax Character. The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Investments in Certain Foreign Corporations. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Common Shareholders. The Fund will not be able to pass through to its Common Shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could mitigate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.


Use of Leverage

     If the Fund utilizes leverage through borrowing or issuing Preferred Shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its Common Shares. Such a limitation or suspension could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Common Shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.


Backup Withholding

     The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Certain Common Shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Common Shareholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Shareholders

     U.S. taxation of a Common Shareholder who, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Common Shareholder.


     Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), except in the case of any excess inclusion income allocated to the non-U.S. shareholder (see "Federal Income Tax Matters-Nature of the Fund's Investments"), which tax is generally withheld from such distributions, subject to certain exceptions described below. Under current law, this U.S. withholding tax is imposed on dividends paid by regulated investment companies even to the extent that the dividends are paid out of ''portfolio interest'' income or short-term capital gains that would not have been subject to U.S. withholding tax if they had been received directly by a foreign shareholder. For dividends paid by regulated investment companies in taxable years beginning before January 1, 2010, such ''interest-related dividends'' and ''short-term capital gain dividends'' satisfying certain requirements were exempt from the withholding tax. Recently proposed legislation would extend this exemption from withholding for taxable years beginning before January 1, 2011. However, there can be no assurance as to whether or not this proposed legislation will be enacted.

     Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's Common Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

     Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Common Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

     Distributions After 2012. In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. Shareholders, distributions after December 31, 2012 to non-U.S. Shareholders that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business ,(ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures or forward contract or option) in such securities, partnership interests or commodities.

     Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2012 will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner.

Alternative Minimum Tax

     As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.

Loss Transactions

     Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Common Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, Common Shareholders of regulated investment companies are not excepted. A stockholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these Treasury regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Common Shareholders should consult with their tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds or indicies. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor's Index of 500 Stocks, the DJIA, Nasdaq Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole - the beta - or in absolute terms - the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

     The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

     From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

     The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

           Average Annual Total Return will be computed as follows:

            ERV = P(1+T)/n/
     Where    P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

     The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

         ATV/D/ = P(1+T)/n/
   Where:     P = a hypothetical initial investment of $1,000
              T = average annual total return (after taxes on distributions) n = number of years
         ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

        ATV/DR/ = P(1+T)/n/
   Where:     P = a hypothetical initial investment of $1,000
              T = average annual total return (after taxes on distributions and redemption)
              n = number of years
        ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

     Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          Yield = 2 [(a-b/cd +1)/6/ - 1]
    Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
              c = the average daily number of shares outstanding during
                  the period that were entitled to receive dividends
              d = the maximum offering price per share on the last day of the period

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The Statement of Assets and Liabilities of the Fund as of August 20, 2010, appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of Deloitte & Touche LLP is 111 S. Wacker Drive, Chicago, Illinois 60606.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

     The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian for the Fund. As such, The Bank of New York Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. BNY Mellon Investment Servicing (US) Inc. serves as administrator and accountant for the Fund. As such, BNY Mellon Investment Servicing (US) Inc. provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative services. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration
Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of First Trust High Income Long/Short Fund


     We have audited the accompanying statement of assets and liabilities of First Trust High Income Long/Short Fund (the "Fund"), as of August 20, 2010. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of First Trust High Income Long/Short Fund as of August 20, 2010, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Chicago, Illinois
August 24, 2010

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                AUGUST 20, 2010


ASSETS:

Cash                                                                    $100,008
Deferred offering costs                                                      209
                                                                        --------
                                                                         100,217
                                                                        --------
LIABILITIES:

Accrued offering costs                                                       209
                                                                        --------
Net Assets                                                              $100,008
                                                                        --------

NET ASSETS - Applicable to  5,236 shares                                $100,008
                                                                        --------

NET ASSET VALUE PER SHARE
(net assets divided by 5,236 shares)                                      $19.10
                                                                        --------

MAXIMUM OFFERING PRICE PER SHARE
(net asset value plus sales charge of
4.5% offering price)                                                      $20.00
                                                                        --------

Notes to Statement of Assets and Liabilities:

Note 1.  Organization

First Trust High Income Long/Short Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized on June 21, 2010 as a Massachusetts business trust pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through August 20, 2010 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Portfolios L.P.

The Fund's primary investment objective is to provide current income. The Fund has a secondary objective of capital appreciation. The Fund will seek to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets (as defined below). The Fund's short positions, either directly or indirectly through derivatives, may total up to 30% of the Fund's Managed Assets. Managed Assets means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund).

Note 2.  Significant Accounting Policies

First Trust Advisors L.P. (the "Advisor") has agreed to pay: (i) all organizational expenses (estimated to be $31,000); and (ii) all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. Offering costs incurred by the Fund through August 20, 2010, have been reported on the Statement of Assets and Liabilities as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to August 20, 2010, will be charged to paid-in-capital.

The Fund's Statement of Assets and Liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the statement of assets and liabilities. Actual results could differ from those estimates.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Note 3.  Fees and Other Transactions with Affiliated Parties

On July 21, 2010, the Fund's Board of Trustees approved an Investment Management Agreement with the Advisor and a Sub-Advisory Agreement among the Advisor, MacKay Shields LLC (the "Sub-Advisor") and the Fund. The Fund has agreed to pay an annual management fee for the services and facilities provided by the Advisor, payable on a monthly basis, equal to the annual rate of 1.00% of the Fund's average daily Managed Assets.

The Sub-Advisor will receive a portfolio management fee equal to 0.50% of the Fund's average daily Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee.

                    FIRST TRUST HIGH INCOME LONG/SHORT FUND

                            32,250,000 COMMON SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 27, 2010

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

     Standard & Poor's Ratings Group - A brief description of the applicable Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term  Issue  Credit  Ratings

     Issue credit ratings are based in varying degrees, on the following considerations:

- Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

-     Nature of and provisions of the obligation; and

- Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

     An  obligation  rated  'AAA'  has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

     An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

     An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

     An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB,  B,  CCC,  CC,  and  C

     Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

     An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

     An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

     An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

     An  obligation  rated  'CC'  is  currently highly vulnerable to nonpayment.

C

     The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

     An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus  (+)  or  minus  (-)

     The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

     The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

     The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

     Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

     The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

NR

     Not  rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond  Investment  Quality  Standards

     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA,' 'AA,' 'A,' 'BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term  Issue  Credit  Ratings

     Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Chapter 1 Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

- Chapter 2 Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note  rating  symbols  are  as  follows:

SP-1

     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

     Speculative  capacity  to  pay  principal  and  interest.

Commercial  Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1

     A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

     A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

     A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

     A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

     A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

     A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Investors Service, Inc. - A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt Ratings

Aaa

     Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

     Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

     Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

     Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

     Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

     Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

     Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

     Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

     Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier

2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term  Debt  Ratings

     There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG  1

     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG  2

     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG  3

     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

     This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand  Obligation  Ratings

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG  1

     This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG  2

     This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG  3

     This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

     This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Commercial  Paper

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

     Fitch Ratings Ltd.- A brief description of the applicable Fitch Ratings Ltd. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term  Credit  Ratings

     International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

     Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

     Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

     High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

     Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

     Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

     Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  CC,  C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,  DD,  D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-Term  Credit  Ratings

     International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

     Default.  Denotes  actual  or  imminent  payment  default.

Notes  to  Long-term  and  Short-term  ratings:

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC,' or to Short-term ratings other than 'F1'.

'NR'  indicates  that  Fitch  does  not  rate  the  issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                               MACKAY SHIELDS LLC
                      PROXY VOTING POLICIES AND PROCEDURES

1.     INTRODUCTION
       ------------

MacKay Shields LLC ("MacKay Shields" or the "Firm"), has adopted these "Proxy Voting Policy and Procedures" (the "Policy") to ensure the Firm's compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm's clients.

2.     STATEMENT  OF  POLICY
       ---------------------

2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields' interests. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3 MacKay Shields may choose not to vote proxies under the following circumstances:


- If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;
-     If the cost of voting the proxy outweighs the possible benefit to the client; or
-     If  a  jurisdiction  imposes share blocking restrictions which prevent the
Firm   from  trading  shares.

3.     USE  OF  THIRD  PARTY  PROXY  VOTING  SERVICE  PROVIDER
       -------------------------------------------------------

To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected RiskMetrics Group ("RM"), to research voting proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by RM.

4.     PROXY  VOTING  GUIDELINES
       -------------------------

4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients who so specify will be voted in accordance with the voting recommendations contained in the applicable RM non-union domestic or global proxy voting guidelines, as in effect from time to time ("Non-Union Guidelines"). A summary of the current Non-Union Guidelines is attached as Exhibit A.

4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable RM Taft-Hartley domestic or global proxy voting guidelines, as in effect from time to time ("Union Guidelines"). A summary of the current Union Guidelines is attached as Exhibit B.

4.3 For purposes of the Policy, the Non-Union and Union Guidelines are collectively referred to as the Standard Guidelines.

4.4 A client may choose to use proxy voting guidelines different from the Standard Guidelines ("Custom Guidelines"). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5 In the event the Standard Guidelines or any client's Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a "case-by-case" basis, the proxy will be voted in accordance with RM recommendations, subject to Section 6. In the event that RM has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client's specific request even if it is in a manner inconsistent with the Standard Guidelines or the client's Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing RM how to cast the vote.

4.7 In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client's Custom Guidelines, as the case may be. However, it is recognized that the Firm's portfolio management team has the ultimate responsibility for proxy voting.

4.8 For clients using the Standard Guidelines, the Firm will instruct RM to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide RM with a copy of such Custom Guidelines and will instruct RM to cast votes in accordance with such Custom Guidelines. RM will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct RM to cast such client's proxy in accordance with such request.

5.          CLIENTACCOUNT  SET-UP  AND  REVIEW
            ----------------------------------

5.1 Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay's Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client's proxies. Any such refusal shall be in writing.

5.2 If MacKay Shields has authority to vote a client's proxies, the marketing or client service person responsible for setting up the account will ask the client to specify in writing (which may be by e-mail) whether the Firm should vote proxies in accordance with the Non-Union Guidelines, Union Guidelines or Custom Guidelines.

5.3 In most cases, the delegation of voting authority to MacKay Shields, and the Firm's use of a third-party proxy voting service provider shall be memorialized in the client's investment management agreement.

5.4 MacKay Shields shall notify RM of new client accounts using such form as RM shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client's account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.

6.     OVERRIDING  GUIDELINES
       ----------------------

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or a RM voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm's clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or a RM voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

7.     REFERRAL  OF  VOTING  DECISION  BYRM  TO  MACKAY  SHIELDS
       ---------------------------------------------------------

7.1 In the event that the Standard Guidelines or a client's Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and RM has not made a recommendation as to how such proxy should be voted, RM will so advise MacKay Shields. In that event, the Legal/Compliance
Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard Guidelines or a client's Custom Guidelines require a "case-by-case" determination on a particular proxy vote and RM has not made a recommendation as to how such proxy should be voted, RM will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that RM determines that a conflict of interest exists as a result of which RM is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, RM will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.     CONFLICTS  OF  INTEREST
       -----------------------

8.1 The Firm's portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an RM voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to
Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted ("Conflict").

8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

-     Manages  the  issuer's  or  proponent's  pension  plan;
-     Administers the issuer's or proponent's employee benefit plan;
- Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or
-     Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

-     An  executive  of  the  issuer  or  proponent;
-     A  director  of  the  issuer  or  proponent;
-     A  person  who  is  a  candidate  to  be  a  director  of  the  issuer;
-     A  participant  in  the  proxy  contest;  or
-     A  proponent  of  a  proxy  proposal.

8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm's General Counsel ("GC") or Chief Compliance Officer ("CCO") determines that there is no potential Conflict, the GC or CCO or their designee may instruct RM to vote the proxy issue as set forth in the completed Form.

8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

- The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.
- The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.
- Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.
- Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.
- Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.


MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9.     SECURITIES  LENDING
       -------------------

MacKay Shields portfolio managers or their designees will monitor upcoming shareholder meetings and MacKay Shields will request that clients call back securities loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan.

10.     REPORTING
        ---------

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client's portfolio. The report will generally contain the following information:

-    The name of the issuer of the security;
-    The security's exchange ticker symbol;
-    The security's CUSIP number;
-    The shareholder meeting date;
-    A brief identification of the matter voted on;
-    Whether the matter was proposed by the issuer or by a security holder;
-    Whether MacKay Shields cast its vote on the matter on behalf of the client;
-    How MacKay Shields voted on behalf of the client; and
- Whether MacKay Shields voted for or against management on behalf of the client.

11.     RECORD-KEEPING
        --------------

Either MacKay Shields or RM as indicated below will maintain the following records:

-    A copy of the Policy and MacKay's Standard Guidelines and Custom
     Guidelines;
- A copy of each proxy statement received by MacKay Shields or forwarded to RM by the client's custodian regarding client securities;
-    A record of each vote cast by MacKay Shields on behalf of a client;
- A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and
- A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least eight years, the first two years in an appropriate office of MacKay Shields.

12.     REVIEW OF VOTING AND GUIDELINES
        -------------------------------

As part of its periodic reviews, MacKay Shields' Legal/Compliance Department will conduct an annual review of the prior year's proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

13.     HOW TO REQUEST INFORMATION ON HOW THE FIRM VOTED PROXIES
        --------------------------------------------------------

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed
(212)-754-9205  to  MacKay  Shields  Client  Services  Department  at:

       MacKay  Shields  LLC
       9  West  57th  Street
       New  York,  NY  10019
       ATTN:  Client  Services
              ----------------


_____________________
Effective August 2010